EXHIBIT 10.1


                                 LEASE AGREEMENT


                                     Between


                        GENERAL ELECTRIC CAPITAL BUSINESS
                           ASSET FUNDING CORPORATION,
                                    as Lessor


                                       and


                                   POINT.360,
                                    as Lessee










                          Dated as of November 26, 2003















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                          TABLE OF CONTENTS

                                                                         PAGE
                              Article I


Section 1.01.   Lease of Premises; Title and Condition.....................1
Section 1.02.   Use........................................................1
Section 1.03.   Term.......................................................2
Section 1.04.   Rent.......................................................3
Section 1.05.   Payment of Rent............................................3
Section 1.06.   Late Payment Charge........................................3

                             Article II


Section 2.01.   Disclaimer of Representation by Lessor.....................3
Section 2.02.   Premises Leased "As Is"....................................3
Section 2.03.   Maintenance and Repair.....................................4
Section 2.04.   Alterations, Replacements and Additions....................4
Section 2.05.   Encumbrances...............................................5
Section 2.06.   Replacement of Lessor's Fixtures and Lessor's Equipment....5
Section 2.07.   Lessee To Comply With Covenants............................5
Section 2.08.   Lessor's Cooperation Clause................................6
Section 2.09.   No Third-party Claims Against Lessor.......................6

                             Article III


Section 3.01.   Removal....................................................6

                             Article IV


Section 4.01.   Restriction on Assignment or Other Transfer................6
Section 4.02.   Information About Proposed Transferee......................6
Section 4.03.   Terms Relating to Consent..................................6
Section 4.04.   Subleases..................................................7
Section 4.05.   Original Documents to Lessor...............................7
Section 4.06.   Effect of Transfer.........................................7
Section 4.07.   Collection of Rent.........................................7

                              Article V


Section 5.01.   Net Lease..................................................7
Section 5.02.   Taxes and Assessments; Compliance With Law.................8
Section 5.03.   Utility Services...........................................9
Section 5.04.   No Adverse Possession......................................9
Section 5.05.   Entry by Lessor............................................9
Section 5.06.   Liens......................................................9
Section 5.07.   Indemnification............................................9
Section 5.08.   Environmental Compliance..................................10

                             Article VI


Section 6.01.   Compensation..............................................11
Section 6.02.   Casualty..................................................11
Section 6.03.   Condemnation..............................................12
Section 6.04.   Required Insurance Coverage...............................13
Section 6.05.   Separate Insurance Coverages..............................14
Section 6.06.   Compliance With Insurance Requirements....................14
Section 6.07.   Additional Coverages......................................14
Section 6.08.   Policy Provisions.........................................14
Section 6.09.   Companies and Form of Policies............................14
Section 6.10.   Handling of Proceeds by Lessee............................14
Section 6.11.   Handling of Proceeds by Depository........................15
Section 6.12.   Certificates of Coverage..................................15
Section 6.13.   Procurement by Lessor.....................................15

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                       Article VII


Section 7.01.   Events of Default.........................................15
Section 7.02.   Remedies Upon Lessee's Default............................16

                            Article VIII


Section 8.01.   Lessee's Notices and Remedies.............................18
Section 8.02.   Fee Mortgagee's Right To Cure.............................18

                             Article IX


Section 9.01.   Subordination and Nondisturbance..........................18
Section 9.02.   Election Not To Subordinate...............................19
Section 9.03.   Attornment................................................19
Section 9.04.   Limitations on Lessee.....................................19
Section 9.05.   No Merger of Fee and Leasehold Estates....................19
Section 9.06.   Changes to Lease Required by Fee Mortgagee................19

                              Article X


Section 10.01.  Estoppel Certificate......................................19
Section 10.02.  Financial Information.....................................19

                             Article XI


Section 11.01.  Quiet Enjoyment...........................................20

                             Article XII


Section 12.01.  Lessor's Reversionary Interest; Surrender of Premises.....20
Section 12.02.  Delivery of Rents and Records.............................20
Section 12.03.  Acceptance of Surrender...................................20
Section 12.04.  Holding Over..............................................20

                            Article XIII


Section 13.01.  Definition of "Lessor.....................................20
Section 13.02.  Exculpation of Lessor.....................................21

                             Article XIV


Section 14.01.  No Waiver, etc., by Parties...............................21
Section 14.02.  Notices, Etc..............................................21
Section 14.03.  Separability..............................................21
Section 14.04.  Headings..................................................21
Section 14.05.  Relationship of Parties; Disclaimer.......................21
Section 14.06.  Operating Lease...........................................21
Section 14.07.  Joint Obligation..........................................22
Section 14.08.  Prior Agreements..........................................22
Section 14.09.  Recording.................................................22
Section 14.10.  Proration of Rent.........................................22
Section 14.11.  Authorization of Lease....................................22
Section 14.12.  Applicable Law............................................22
Section 14.13.  United States Funds.......................................22
Section 14.14.  Time of Performance.......................................22
Section 14.15.  "Force Majeure" Delays....................................22
Section 14.16.  Waiver of Jury Trial......................................22
Section 14.17.  Attorneys' Fees...........................................22
Section 14.18.  Amendments................................................23
Section 14.19.  Successors and Assigns....................................23
Section 14.20.  Brokers...................................................23
Section 14.21.  Construction..............................................23
Section 14.22.  Execution in Counterparts.................................23
Section 14.23.  Exhibits and Riders.......................................23

SCHEDULE A........LEGAL DESCRIPTION
SCHEDULE B........CONTRACTUAL REQUIREMENTS
SCHEDULE C........PERMITTED EXCEPTIONS
SCHEDULE D........LESSEE INSURANCE REQUIREMENTS
SCHEDULE E........PERMANENT LOAN INSURANCE REQUIREMENTS

                                LEASE AGREEMENT


        THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the day of November, 2003 by and between GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation ("Lessor"), and Point.360, a California corporation (herein, together with permitted successors and assigns, called "Lessee").

Article I.........

        Section  1.01......   Lease  of  Premises;   Title  and  Condition.   In
consideration of the rents and covenants herein stipulated to be paid and performed by Lessee and upon the terms and conditions herein specified, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises (the "Premises") consisting of:

                  (a) that parcel of land more particularly described in Schedule A attached hereto and made a part hereof (the "Land") having an address at 2701 Media Center Drive, Los Angeles, California;

                  (b) all of the buildings, structures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over and under the Land (collectively, the "Improvements");

                  (c)  any  movable  or  not   permanently   affixed   fixtures,
        machinery, equipment, furnishings, moveable walls or partitions, or other personal property used or procured for use in connection with the operation, maintenance and protection of the Premises, which are located on or in the Improvements on the Commencement Date (as defined in
        Section 1.03), including (without limitation) plumbing, gas, electrical, heating, ventilating, lighting and air conditioning systems, facilities used to provide any utility services, parking and common area facilities, refrigeration, garbage disposal, and all landscaping, paving and parking areas, but except items, if any, included within the category of Lessee's Equipment (collectively referred to herein as "Lessor's Equipment"). "Lessee's Equipment" shall mean all machinery, equipment, furniture, furnishings and other personal property (i) installed by Lessee or its permitted sublessees or permitted occupants in, on or about the Premises and (ii) not used or procured for use in connection with the operation, maintenance and protection of the Premises, as such, but used or procured for use directly in connection with the business conducted thereon;

                  (d) all fixtures, machinery, equipment, and other items of property, now or hereafter permanently affixed to or incorporated into the Improvements, including (without limitation) boilers, furnaces, heaters, electrical equipment, incineration, air and water pollution control, waste disposal, sprinkler systems, fire and theft protection equipment, plumbing, heating, ventilating, lighting and air conditioning systems, facilities used to provide any utility services, parking and common area facilities, and refrigeration systems and equipment, together with all replacements, modifications, and alterations thereto, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate (collectively referred to herein as "Lessor's Fixtures") (all the foregoing being included within the term "Improvements"); and

                  (e) all of Lessor's right, title and interest, if any, in and to all easements, rights-of-way, appurtenances and other rights and benefits associated with the Land and to all public or private streets, roads, avenues, alleys or passways, open or proposed, on or abutting the Land, including (without limitation) the Contractual Requirements (as defined in Section 2.07 hereof) attached hereto as Exhibit B (all of the foregoing being included within the term "Land").

        The Premises are leased to Lessee in their present condition without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, the existing state and quality of Improvements, any state of facts that an accurate survey or physical inspection thereof might show, all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, to all applicable Legal Requirements (as defined in Subsection 5.02(b)) now or hereafter in effect and to Permitted Exceptions listed in Schedule C attached hereto. Lessee has examined the Premises and title to the Premises and has found all of the same satisfactory for all purposes.

        Section  1.02......  Use.  Lessee may use the Premises or cause it to be used only for Permitted Uses. "Permitted Uses" are defined as all uses permitted by law, the certificate of occupancy and regulations of the applicable local planning, building and other agencies. Lessee shall not use the Premises for any other purpose without the prior written consent of Lessor, which consent may be withheld in its absolute discretion. Without limiting the generality of the foregoing, Lessor may condition or withhold such consent if the proposed use will significantly alter the character or purpose or detract or diminish the value or operating efficiency of the Premises, significantly impair the revenue-producing capability of the Premises, adversely affect the ability of Lessee to comply with this Lease, increase the use, handling, generation, storage, transportation or disposal of any Hazardous Materials or constitute a nuisance.

        Section 1.03...... Term.

                  (a) This Lease shall be for a term (the "Initial Lease Term") commencing on November __, 2003 (the "Commencement Date") and ending at midnight on November ___, 2018 (the "Expiration Date") or such earlier date as this Lease is terminated pursuant to its terms.

                  (b) On the Commencement Date, Lessor shall provide Lessee the sum of Eight Hundred Thousand Dollars ($800,000) to be used by Lessee to pay costs incurred by Lessee for alterations, additions or improvements to the Premises (the "Tenant Improvements"). Such Tenant Improvements shall be completed within one (1) year of the Commencement Date. All Tenant Improvements shall be completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements and Insurance Requirements.

                  (c) Lessee shall have the right and option to extend the Initial Lease Term for two additional periods of five years each, each commencing at midnight on the day on which the then existing term of this Lease expires (each an "Extended Term" and, together with the Initial Lease Term, referred to herein as the "Lease Term"), unless this Lease shall have expired or be terminated pursuant to any provision hereof or Lessee is in default under this Lease. Lessee shall, if at all, exercise its option to extend the Lease Term for any Extended Term by giving written notice of exercise of such option (the "Extension Notice") no sooner than 30 months and no later than 24 months prior to expiration of the then existing term of this Lease. Upon the delivery of the Extension Notice, the Lease Term shall be automatically extended for the next succeeding Extended Term on the terms and conditions provided herein. Upon the request of Lessor or Lessee, the parties hereto will, at the expense of Lessee, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 1.03. All terms and conditions of this Lease shall remain in full force and effect during any and all Extended Terms. Lessee may not exercise its right to deliver an Extension Notice at any time that an Event of Default has occurred and is continuing hereunder.

                  (d) At the end of the eighteenth (18th) month of this Lease ("Closing"), Lessee shall have the option to purchase the Premises (the "Purchase Option") for the original purchase price of $8,571,500 (the "Purchase Price"). The Purchase Option may be exercised only if Lessee has given written notice to Lessor of its intent to exercise the Purchase Option prior to the end of the fifteenth (15th) month of this Lease (the "Purchase Notice"). Lessee may not exercise its right to deliver the Purchase Notice (i) at any time that an Event of Default has occurred and is continuing or (ii) if this Lease has been cancelled or terminated. Lessee shall pay a fee of $600,000 to Lessor at the inception of this Lease as consideration for the Purchase Option. Lessee may assign the Purchase Option.

                            (1) The  Purchase  Price shall be payable in full at
                  the Closing of the purchase in immediately available funds denominated in United States currency. Lessee shall pay all costs and expenses associated with the purchase including, without limitation, recording and transfer fees and taxes, reasonable attorney fees of Lessor, title insurance premiums, survey costs and escrow fees. There shall be no proration of real estate taxes or any other adjustment to the Purchase Price. Lessee shall be liable for the Basic Rent and all other sums due hereunder through the Closing date.

                            (2) At Closing  Lessor  shall convey title to Lessee
                  through a quitclaim deed. Lessor's conveyance of the Premises shall be strictly "AS IS" without representation or warranty or any kind except with respect to Lessor's actions as owner of the Premises.

                            (3) If Lessee shall fail to complete the purchase of
                  the Premises at the end of the 18th month of the Lease in accordance with the terms set forth above, then (i) Lessee's right to exercise the Purchase Option shall terminate, (ii) Lessee shall reimburse Lessor for all costs and expenses incurred in connection with any attempted exercise of the Purchase Option and (iii) Lessee shall remain as Lessee hereunder through the remainder of the Initial Lease Term with the right to extend the Initial Lease Term as set forth in
                  Section 1.03(b) hereof.

                            (4) Upon  exercising the Purchase  Option,  provided
                  there is no material adverse change in Lessee's financial conditions Lessor agrees to provide Lessee, upon Lessee's request, with permanent mortgage financing on the Premises. The terms of such financing shall include: a loan to value ratio of 75% (based upon an MAI appraisal of the Premises), a fixed interest rate of 7.75%, a 15 year term with an amortization period of 20 years. Lessee will not be obligated to pay an origination fee, but will be responsible for all of Lessor's out of pocket costs, including but not limited to transfer taxes, legal costs, appraisal fees, title and escrow expenses. This agreement by Lessor to provide financing to Lessee shall not be assignable or transferable by Lessee.

        Section 1.04...... Rent.

                  (a) During the first year of the Lease Term, Lessee shall pay to Lessor the Basic Rent of $736,679.00 per annum. On each Adjustment Date (as defined below), the Basic Rent shall be Adjusted for the period from such Adjustment Date until the next Adjustment Date. "Adjusted" shall mean that the Basic Rent for such period shall be increased from the Basic Rent in effect just prior to the Adjustment Date by the annual percentage increase in the Consumer Price Index (defined below) in effect on such Adjustment Date. The "Consumer Price Index" is that Consumer Price Index for All Urban Consumers (Los Angeles-Riverside-Orange County, California) computed and issued bimonthly by the Bureau of Labor Statistics of the U.S. Department of Labor. "Adjustment Date" means, each of the thirteenth (13th), eighteenth (18th) and thirtieth (30th) month anniversaries of this Lease and each one year anniversary of the thirtieth (30th) month of this Lease through the Initial Lease Term and any Extended Term. The Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every month. Lessee shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent, additional charges and any other sum due hereunder when due and payable, without notice or demand.

                  (b) Lessee shall pay, as additional rent, all other amounts, costs, expenses, liabilities and obligations that Lessee herein assumes or agrees to pay, and will reimburse Lessor for any payments thereof made by Lessor in accordance with the terms and requirements of this Lease (collectively, "Additional Rent"). Such expenses shall include
        (without  limitation)  (i) the  cost of air  conditioning,  electricity, heating, mechanical, ventilation, water and sewer, and any elevator systems and all other utilities, and the cost of supplies and equipment, and maintenance and service contracts in connection therewith, (ii) the cost of repairs, maintenance and cleaning of any common areas, (iii) the cost of fire, extended coverage, sprinkler, public liability, property damage and other insurance, (iv) wages, salaries and other labor costs, including taxes, insurance, retirement, medical and other employee benefits, (v) fees, charges and other costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Lessor or reasonably charged by Lessor if Lessor performs management services in connection with the Premises, (vi) the cost of any license, permit or inspection fees, (vii) reasonable reserves to cover costs of long-term programmed maintenance, including (without limitation) HVAC and any elevator system maintenance, (viii) all taxes and assessments pursuant to Section 5.02(a) and (ix) any other costs and expenses of any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Premises, but excluding costs of any special services rendered to individual tenants (including Lessee) for which a special charge is made, other costs billed to and paid by individual tenants (including Lessee) and costs paid by proceeds of insurance. In the event of any failure by Lessee to pay any of the Additional Rent, Lessor shall have all rights, powers and remedies provided for herein or by law as in the case of nonpayment of the Basic Rent.

        Section 1.05......  Payment of Rent. Lessee will pay to Lessor all Basic
Rent and Additional Rent by good check or checks subject to collection, at the principal office of Lessor, or at such other place or to such agent as Lessor from time to time may designate by written notice to Lessee given not later than the twentieth day of the month for the following and subsequent months.

        Section  1.06......  Late Payment  Charge.  If Lessee shall fail to make payment of any installment of Basic Rent, any payment of Additional Rent or any payment of any other sums required by this Lease as provided in this Lease within ten days after such payment is due (regardless of any notice requirements for purposes of Article VII), Lessee shall pay to Lessor, in addition to such Basic Rent, Additional Rent or other sum, a late charge equal to 5% of the amount so delinquent, said charge being intended as stipulated compensation for the additional costs and expenses incurred by Lessor because of such late payment and not as a penalty.

Article II........

        Section  2.01......  Disclaimer of Representation  by Lessor.  Lessee is
fully familiar with the physical condition of the Premises and all Improvements. Lessor has made no representation as to the condition of the Premises or Improvements or the fitness or availability thereof for any particular use and none shall be implied from this Lease, and Lessor shall not be liable for any latent or patent defect therein.

        Section  2.02......  Premises  Leased "As Is". THE  PREMISES,  INCLUDING
IMPROVEMENTS, ARE DEMISED AND LEASED TO LESSEE "AS IS" AND IN THEIR PRESENT CONDITION WITHOUT ANY REPRESENTATION OR WARRANTY BY LESSOR AS TO THEIR COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS AND INSURANCE REQUIREMENTS (AS DEFINED IN SECTION 6.04) NOW OR HEREAFTER IN EFFECT OR AS TO THEIR COMPLIANCE WITH APPLICABLE TERMS AND CONDITIONS OF ANY CONTRACTUAL REQUIREMENTS (AS DEFINED IN SECTION 2.07).

        LESSEE HAS INSPECTED, IS FULLY FAMILIAR WITH AND HEREBY ACCEPTS THE PREMISES AND HAS FOUND THE SAME TO BE SATISFACTORY TO IT FOR ALL PURPOSES RELATING TO THIS LEASE. LESSOR SHALL HAVE NO LIABILITY WHATSOEVER TO LESSEE IN RESPECT OF OR ARISING OUT OF THE EXISTING STATE OF TITLE TO THE PREMISES OR OF THE EXISTING CONDITION, STAGE OF COMPLETION OR QUALITY OF CONSTRUCTION OF THE IMPROVEMENTS.

        LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR OF ANY FIXTURES OR OTHER ITEMS CONSTITUTING ANY PORTION THEREOF, OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR A PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR WITH RESPECT TO LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF, AND ALL RISKS INCIDENT THERETO SHALL BE BORNE BY LESSEE.

        Section 2.03...... Maintenance and Repair.

                  (a) Lessee acknowledges that it has received the Premises in good order and repair. Lessee, at its own expense, will maintain all parts of the Premises in good repair and condition and will take all action and will make all structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes and repairs that may be required to keep all parts of the Premises in good repair and condition (including, without limitation, all painting, glass, utilities, conduits, fixtures and equipment, foundation, roof, exterior walls, heating and air conditioning systems, wiring, plumbing, sprinkler systems and other utilities, and all paving, sidewalks, roads, parking areas, curbs and gutters and fences). Lessor shall not be required to maintain, repair or rebuild all or any part of the Premises. Lessee waives the right to require Lessor to maintain, repair or rebuild all or any part of the Premises or make repairs at the expense of Lessor pursuant to any Legal Requirement, agreement, contract, covenant, condition or restrictions at any time.

                  (b) Replacement of or major repairs to all structural or mechanical systems shall be undertaken by Lessee at its sole cost and expense. Such replacements shall be made pursuant to and in accordance with plans and specifications approved in advance by Lessor as required for Major Alterations.

                  (c) Lessee shall have the benefit of, and the right to enforce, all builders' and manufacturers' warranties issued for the benefit of the Premises so long as Lessee is not in default under the terms of this Lease and all costs of Lessor's cooperation are borne by Lessee. Lessor agrees to promptly cooperate with Lessee to the extent necessary or desirable to enforce the provisions of all warranties.

        Section 2.04...... Alterations, Replacements and Additions. With respect to any alteration, change, addition or improvement (herein collectively referred to as an "Alteration") to any portion of the Premises:

                  (a) If such Alteration is not structural in nature and does not affect the condition of the Improvements or any utilities and does not lessen the value of the Premises as it is at the commencement of such work, and if the cost thereof is less than $125,000, Lessor's consent to such Alteration shall not be required. Such Alterations (referred to herein as "Minor Alterations") shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements and Insurance Requirements. Lessee shall pay the increased premium, if any, charged by the insurance companies carrying insurance policies on the Premises, to cover the additional risk during the course of such work. Lessee shall provide Lessor upon request with evidence of payment for all work done within 90 days after completion thereof. All such Alterations made by Lessee to the existing (as of the date of this Lease) Improvements, Lessor's Fixtures and Lessor's Equipment shall be and become part of the Premises.

                  (b) If such Alteration is structural in nature or adversely affects the value or utility of the Improvements or lessens the value of the Premises as it is at the commencement of such work in any material respect, or if the cost thereof is $125,000 or more, Lessor's prior written consent to such alteration thereto shall be required, which consent shall not be unreasonably withheld, delayed or conditioned. Such Alterations (referred to herein as "Major Alterations") shall be performed in accordance with the following requirements:

                            (i) Before commencing any Major  Alteration,  Lessee
                  shall, upon request, at Lessee's own cost and expense, deliver to Lessor an endorsement to the commercial general liability policy required by this Lease, which endorsement shall provide that such insurance will cover work in progress;

                            (ii) Lessee shall pay the increased premium, if any,
                  charged by the insurance companies carrying insurance policies on the Premises, to cover the additional risk during the course of such work;

                            (iii) All such Alterations made by Lessee to the existing (as of the date of this Lease) Improvements, Lessor's Fixtures and Lessor's Equipment shall be and become a part of the Premises;

                            (iv) Lessee shall, prior to the commencement of such
                  work, submit plans and specifications to Lessor for Lessor's approval. If Lessor approves such plans and specifications, Lessee shall obtain all necessary approvals from municipal departments and bureaus and from any other municipal, state and federal authorities having supervision or jurisdiction of the Premises, and a copy of all such necessary approvals shall be delivered to Lessor;

                            (v) All of such work shall be completed substantially in accordance with the plans and specifications approved by Lessor and in accordance with all Legal Requirements;

                            (vi) No building now or  hereafter  erected upon the
                  Premises shall be demolished, nor shall Major Alteration be made thereto, without the prior written consent of Lessor;

                            (vii) Lessee shall provide  Lessor upon request with
                  evidence of payment for all work done within 90 days after completion thereof; and

                            (viii) Prior to the  commencement  of any such work,
                  Lessee shall furnish Lessor such security or assurances as are reasonably required by Lessor to assure completion of the Major Alteration and payment of the costs thereof, including Lessor's reasonable approval of the proposed construction budget or estimated costs of construction and Lessee's assurance that Lessee can and will pay all costs of construction and will discharge all construction liens which may be asserted on account of the work.

                  (c) The provisions of this Section shall also apply with respect to any Alterations undertaken by any subtenant of any portion of the Premises.

        Section 2.05......  Encumbrances. If all or any part of the Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions affecting the Premises or any part thereof, or shall hinder, obstruct or impair any easement or right-of-way to which the Premises are subject, then, promptly after written request of Lessor (unless such encroachment, violation, hindrance, obstruction or impairment is not material) or of any person so affected, Lessee shall, at its expense, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom or (b) if Lessor consents thereto, make such changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments.

        Section  2.06......   Replacement  of  Lessor's  Fixtures  and  Lessor's
Equipment.

                  (a) Lessee may, from time to time, and upon not less than 30 days' prior written notice to Lessor, remove and dispose of any of Lessor's Fixtures and Lessor's Equipment constituting a major component of the Premises (i.e. plumbing, gas, electrical, heating, ventilating, lighting and air conditioning systems) with Lessor's prior written consent. Such consent shall not be unreasonably withheld so long as Lessee immediately replaces such Lessor's Fixtures and Lessor's Equipment, constituting a major component of the Premises, with items which are at least equal in value and general utility to those removed, which are free of any liens or security interests and the fee title to which is conveyed directly to Lessor and made subject to this Lease.

                  (b) Lessee may, from time to time, and upon not less than 30 days' prior written notice to Lessor, remove and dispose of any of Lessor's Fixtures and Lessor's Equipment which does not constitute a major component of the Premises so long as Lessee immediately replaces such Lessor's Fixtures and Lessor's Equipment which are not major components of the Premises with items which are at least equal in value and general utility to those removed. Such components must be free of any liens or security interests and the fee title to such must be, upon placement of such components upon the Premises, conveyed directly to Lessor and made subject of this Lease.

        Section 2.07......  Lessee To Comply With Covenants.  Lessee agrees that it will not use the Premises, or any part thereof, or suffer or permit the same to be used in any manner or suffer or do anything upon the Premises or any part thereof which may violate any material covenant, condition, reservation, agreement, easement or restriction to which the Premises may be subject on the Commencement Date or which may be imposed after said date which are consented to in writing by Lessee, and Lessee agrees that it will observe and perform and will comply with and carry out the provisions of all Contractual Requirements during the Lease Term. "Contractual Requirements" are defined as all obligations required under any covenants, conditions and restrictions, easement agreements, operating agreements, equipment leases or other contractual obligations applicable to and binding upon the Premises.

        Section 2.08......  Lessor's Cooperation Clause. Upon reasonable request from time to time, Lessor shall join with Lessee in executing: (a) any conveyance, dedication, grant of easement or license or other instrument as shall be reasonably necessary to provide public utility service to the Premises or in order to allow the Permitted Uses of the Premises by Lessee and (b) to the extent that the signature or approval of Lessor is required by any governmental body, applications for such permits or other governmental authorization or approvals. Lessor will join in such applications or other documentation without any cost or liability to Lessor in connection therewith, and Lessee shall indemnify and hold Lessor harmless from any cost, liability or expense arising therefrom.

        Section  2.09......   No  Third-party  Claims  Against  Lessor.  Nothing
contained in this Lease shall constitute the consent or request of Lessor, express or implied, by inference or otherwise, to any person, firm or entity for the performance of any labor or the furnishing of any materials or other property in respect of the Premises or any part thereof, or as giving Lessee any authority to contract for or permit the rendering of any services or the furnishing of any materials or other property so as to permit the making of any claim against Lessor. Nothing in this Lease shall be deemed as giving Lessee any right, power or authority to contract for or permit the rendering of any service or the furnishing of any material that would give rise to any mechanic's or other lien against Lessor's interest in the Premises. NOTICE IS HEREBY GIVEN THAT LESSOR WILL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING AN INTEREST IN THE PREMISES (OR ANY PART THEREOF) THROUGH OR UNDER LESSEE, AND THAT NO CONSTRUCTION, MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN THE PREMISES.

Article III.......

        Section 3.01......  Removal. Lessee may remove Lessee's Equipment at any time during the Lease Term. Any of Lessee's Equipment not removed by Lessee prior to the expiration of the Lease or earlier termination shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee. Lessee shall pay Lessor upon demand all reasonable costs and expenses incurred by Lessee in removing, storing and disposing of same. Lessee will repair at its expense all damage to the Premises necessarily caused by the removal of Lessee's Equipment, whether effected by Lessee or by Lessor.

Article IV........

        Section 4.01......  Restriction on Assignment or Other Transfer.  Lessee
covenants and agrees for Lessee and its successors, assigns and legal representatives that neither this Lease nor the Lease Term and estate hereby granted, nor any part hereof or thereof, will be assigned or mortgaged, pledged or encumbered by Lessee or otherwise transferred (whether voluntarily, involuntarily, by operation of law, or otherwise) or for any purpose other than as set forth herein, without the prior written consent of Lessor in every case (a "Transfer"), except in accordance with this Section. For the purposes of this Section, a Transfer shall be deemed to include any transfer, assignment or encumbrance of the controlling interests in Lessee, whether occurring by reason of one transaction or cumulatively in any two or more transactions; provided, however, for purposes of this Section, a change in the control of Lessee, a corporation whose stock is publicly traded on a national stock exchange, shall not be deemed a Transfer.

        Any sublease of more than 20% of the leaseable floor area of the Premises will be deemed a Transfer; provided, however, that room rental or occupancy agreements, however designated, in the ordinary course of business will not require Lessor's consent or be deemed a Transfer. If the Transfer involves an assignment of this Lease, the assignee shall execute and deliver to Lessor an agreement in form and substance in all respects reasonably satisfactory to Lessor whereby such assignee assumes and agrees to be bound by and perform all of the obligations of Lessee under this Lease.

        Section    4.02......    Information    About    Proposed    Transferee.
Notwithstanding anything contained in Section 4.01, in the event Lessee wishes to assign or otherwise make a Transfer of this Lease, Lessee shall first notify Lessor of the name of the proposed transferee and of the material terms, provisions and conditions contained in the proposed Transfer, and shall provide Lessor with such information as to the proposed transferee's financial condition, business experience and standing as Lessor may reasonably require.

        Section  4.03......  Terms  Relating to Consent.  Lessor  shall have the absolute right to withhold or condition its consent to any proposed Transfer unless the following conditions are met:

                  (a) the proposed transferee is of a financial standing which in Lessor's judgment will allow such proposed transferee to meet its obligations under this Lease as they become due;

                  (b) the Premises will be used by such transferee for a Permitted Use;

                  (c) there shall be no material default by Lessee which has not been cured within any (if any) applicable cure period under any of the terms, covenants and conditions of this Lease at the time that Lessor's consent to any such Transfer is requested or on the effective date of the Transfer; and

                  (d) Lessee shall reimburse Lessor for any reasonable expenses that may be incurred by Lessor in connection with the proposed Transfer, including (without limitation) the costs of making investigations as to the acceptability of a proposed transferee and all legal expenses incurred in connection with the granting of any requested consent to the Transfer;

                  (e) any request for an assignment of this Lease shall be accompanied by the proposed instrument of assignment and the assignment document will provide that the assignee cannot further transfer its interest without complying with the transfer requirements of this Lease.

        Section  4.04......  Subleases.  Lessee  may  sublease  up to 20% in the aggregate of the Premises to one or more subtenants without the consent of Lessor and otherwise with Lessor's consent, provided the sublease is subordinate to this Lease and to the Fee Mortgage, and the sublessee does not require a nondisturbance agreement with Lessor. "Fee Mortgage" means any mortgage, deed of trust or similar instrument encumbering real property to secure an obligation made by Lessor which is at any time a lien on Lessor's interest in the Premises, the beneficiary of which is referred to herein as "Fee Mortgagee." To the extent Lessor's consent is required, the sublease shall be submitted to Lessor for review and approval. All subleases shall expressly be made subject to the provisions of this Lease. Any sublease of all or a portion of the Premises shall specifically state that it is subject and subordinate to the terms and conditions of this Lease and to the Fee Mortgage, that it shall be limited by the provisions hereof and that the lessee thereunder shall not have any other or further rights than Lessee has under this Lease. No sublease shall extend for any period longer than the term of this Lease.

        Section 4.05...... Original Documents to Lessor. In the event this Lease is assigned or if more than 10% of the Premises is sublet a duplicate original of the instrument of assignment or subletting, as the case may be, shall be sent to Lessor within 10 days after the effective date thereof. Any assignee of this Lease shall assume the obligations of Lessee hereunder and a duplicate original of such assumption shall be delivered to Lessor together with the aforesaid duplicate original of the assignment instrument.

        Section 4.06......  Effect of Transfer. No such assignment,  Transfer or sublease shall release Lessee from liability hereunder or affect or reduce any obligations of Lessee named herein or of any other Lessee assuming this Lease or affect or reduce the rights of Lessor hereunder. All obligations of Lessee named herein and of any other Lessee assuming this Lease shall continue in full effect as the joint and several obligations of a principal and not of a guarantor or surety, as though no assignment, Transfer or sublease had been made. In connection therewith, Lessee named herein and each succeeding Lessee assuming this Lease agrees that the joint and several liability of each hereunder shall continue in full force and effect and shall not be terminated or affected by any action which Lessor may take or fail to take against any Lessee hereunder or by reason of any waiver of, or failure to enforce, any rights or remedies reserved to Lessor, or otherwise.

        Section  4.07......  Collection  of Rent.  If Lessee's  interest in this
Lease is assigned, whether or not in violation of the provisions hereof, Lessor may collect Basic Rent and Additional Rent from the assignee. If the Premises is sublet to, or occupied by, or used by, any person other than Lessee, whether or not in violation hereof, Lessor after default by Lessee under this Lease, may collect Basic Rent and Additional Rent from the subtenant, user or occupant. In either case, no such assignment, sublease or collection shall affect Lessee's obligations hereunder, and Lessor shall apply the net amount collected to the Basic Rent, Additional Rent and other obligations of Lessee reserved in this Lease in such order as Lessor elects.

Article V.........

        Section 5.01...... Net Lease.

                  (a) It is expressly understood and agreed by and between the parties that this Lease is an absolute net lease, and the Basic Rent and all other sums payable hereunder to or on behalf of Lessor shall be paid without notice or demand and without setoff, counterclaim, abatement, suspension, deduction or defense.

                  (b) Except as otherwise expressly provided in the Lease, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Lessee be otherwise affected, by reason of any damage to or destruction of all or any part of the demised premises from whatever cause, the taking of the demised premises or any portion thereof by condemnation or otherwise, the prohibition, limitation or restriction of Lessee's use of the demised premises, or interference with such use by any private person or corporation, or by reason of any eviction by paramount title or otherwise, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rent and all other charges payable hereunder to or on behalf of Lessor shall continue to be payable in all events and the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease. Nothing contained in this Section shall be deemed a waiver by Lessee of any rights that it may have to bring a separate action with respect to any default by Lessor hereunder or under any other agreement.

                  (c) Lessee covenants and agrees that it will remain obligated under this Lease in accordance with its terms and that Lessee will not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Lessor in any such proceeding and notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Lessor in any such proceeding or by any court in any such proceeding.

                  (d) Lessee waives all rights now or hereafter conferred by law
        (i) to quit, terminate or surrender this Lease or the demised premises or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the rent, or any other sums payable hereunder to or on behalf of Lessor, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.

        Section 5.02...... Taxes and Assessments; Compliance With Law.

                  (a) Lessee shall pay, prior to any interest,  penalty, fine or cost that may be added for nonpayment: (i) all taxes, assessments, levies, fees, water and sewer rents and charges and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Lease Term hereof, imposed or levied upon or assessed against or which arise with respect to (A) the Premises, (B) any Basic Rent, Additional Rent or other sums payable hereunder, (C) this Lease or the leasehold estate hereby created or (D) the operation, possession or use of the Premises; (ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to depreciation, interest, taxes or ordinary and necessary business expenses, in each case relating to the Premises) imposed or levied upon, assessed against or measured by any Basic Rent, Additional Rent or other sums payable hereunder; (iii) all sales, value added, ad valorem, use and similar taxes at any time levied, assessed or payable on account of the acquisition, ownership, leasing, operation, possession or use of the Premises; and (iv) all charges of utilities, communications and similar services serving the Premises. Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income, capital gains or similar tax of Lessor unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Lessee is required to pay pursuant to this Section; provided, however, that if, at any time during the Lease Term, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Lessor a capital levy or other tax directly on the rents received therefrom, or upon the value of the Premises or any present or future improvement or improvements on the Premises, then all such levies and taxes or the part thereof so measured or based shall be payable by Lessee, and Lessee shall pay and discharge the same as herein provided. Lessee will furnish to Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by Lessee. If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments; in such event, Lessee shall be liable only for installments which become due and payable with respect to any tax period occurring in whole or in part during the Lease Term hereof; provided, however, that all amounts referred to in this Section for the fiscal or tax year in which the Lease Term shall expire shall be apportioned so that Lessee shall pay those portions thereof which correspond with the portion of such year as are within the Lease Term hereby demised.

                  (b) Lessee shall comply with and cause the Premises to comply with and shall assume all obligations and liabilities with respect to
        (i) all laws, ordinances and regulations and other governmental rules, orders and determinations presently in effect or hereafter enacted, made or issued, whether or not presently contemplated (collectively, "Legal Requirements"), applicable to the Premises or the ownership, operation, use or possession thereof and (ii) all agreements, contracts, insurance policies (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies), agreements, covenants, conditions and restrictions now or hereafter applicable to the Premises or the ownership, operation, use or possession thereof, including (without limitation) all such Legal Requirements, contracts, agreements,
        covenants,   conditions  and  restrictions   that  require   structural,
        unforeseen or extraordinary changes; provided, however, that, with respect to any of the obligations of Lessee in clause (ii) above which are not now in existence, Lessee shall not be required to so comply unless Lessee is either a party thereto or has given its written consent thereto, or unless the same is occasioned by Legal Requirements or Lessee's default (including any failure or omission by Lessee) under this Lease. Nothing in clause (ii) of the immediately preceding sentence or the following sentence shall modify the obligations of Lessee under
        Section 5.07.

                  (c) If an Event of Default shall occur and be continuing, upon the request of Lessor, Lessee shall, in addition to and concurrently with the payment of Basic Rent as required in Subsection 1.04(a), each month pay one-twelfth of the amount (as estimated by Lessor) of the annual taxes and assessments described in Subsection 5.02(a) and the annual premiums for insurance required in Section 6.04 next becoming due and payable with respect to the Premises, and Lessee shall also pay to Lessor on demand therefor the amount by which the actual taxes and assessments and insurance premiums exceed the payment by Lessee required in this subsection.

        Section 5.03......  Utility Services.  Lessee agrees to arrange for, and to pay or cause to be paid all charges for, gas, water, sewer, electricity, light, heat, power, telephone or other communication service or other utility or service used, rendered or supplied to, upon or in connection with the Premises or any portion thereof, throughout the Lease Term, and to indemnify Lessor and save it harmless against any liability or damages arising from any interruption, curtailment or stoppage of any such utility or service. Lessee shall also, at its sole cost and expense, procure or cause to be procured any and all necessary permits, licenses or other authorizations required for the lawful and proper use and for the installation and maintenance upon the Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such utility service to or upon the Premises. Lessee expressly agrees that Lessor is not, nor shall it be, required to furnish to Lessee or any other occupant of the Premises, during the demised term, any water, sewer service, gas, heat, electricity, light, power or any other facilities, equipment, labor, materials or services of any kind whatsoever.

        Section  5.04......  No Adverse  Possession.  Lessee shall not suffer or permit the Premises or any part or parts thereof to be used in such manner as might reasonably tend to impair Lessor's title to the Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession, or of implied dedication of the Premises or any portion thereof.

        Section 5.05......  Entry by Lessor. Lessor, the Fee Mortgagee and their authorized representatives shall have the right to enter the Premises or any portion thereof at all reasonable times upon reasonable prior notice (except in cases of emergency, where no notice will be required) to Lessee (a) for the purpose of inspecting the same (including without limitation any environmental inspection) or, after the occurrence of an Event of Default by Lessee in completing any alterations or repairs required hereunder, for the purpose of doing any work, and may take all such action thereon as may be necessary or appropriate for any such purpose (but nothing contained in this Lease or otherwise shall create or imply any duty upon the part of Lessor to make any such inspection or do any such work), and (b) for the purpose of showing the Premises to prospective purchasers and mortgagees and, within 12 months prior to the expiration of the Lease Term, for the purpose of showing the same to prospective lessees. No such entry shall constitute an eviction of Lessee.

        Section 5.06......  Liens.  Lessee will remove and discharge any charge, lien, security interest or encumbrance upon the Premises or upon any Basic Rent, Additional Rent or other sums payable hereunder which arises for any reason, including (without limitation) all liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Lessee or for the Premises, but not including (a) the liens and encumbrances set forth in Schedule C, (b) this Lease and any assignment hereof or any sublease permitted hereunder and (c) any mortgage, charge, lien, security interest or encumbrance created or caused by Lessor or its agents, employees or representatives without the consent of Lessee. Lessee may provide a bond or other security acceptable to Lessor to remove or pay all costs associated with the removal of any such lien. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance (on behalf of or for the benefit of Lessor) by any contractor, laborer, materialman or vendor, of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in the Premises or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Premises.

        Section  5.07......   Indemnification.   Lessee  will  defend,  protect,
indemnify  and save  harmless  Lessor,  its  agents  and  employees  and the Fee
Mortgagee, from and against any and all liabilities, obligations, damages, losses, penalties, claims, causes of action, costs, charges and/or expenses, including reasonable attorneys' fees and expenses, which may be imposed upon or incurred by or asserted against Lessor, its agents or employees or the Fee Mortgagee by reason of (a) any accident, injury to any person (including death) or damage to property occurring on or about the Premises from all causes whatsoever (except to the extent caused by any act of sole negligence or willful misconduct of Lessor or Fee Mortgagee), (b) any loss arising out of any work performed on Premises by Lessee or any agent, employee or contractor of Lessee or by any assignee or sublessee of Lessee or any agent, employee or contractor of any such assignee or sublessee, (c) any default on the part of Lessee to perform or comply with any term of this Lease, (d) any claim for the performance of labor or the furnishing of materials or other property at Lessee's request or at the request of anyone claiming under Lessee or performed by Lessor in respect of the Premises or any part thereof, (e) any action or proceeding pertaining to the Premises to which Lessor, its agents or employees or the Fee Mortgagee is made a party or in which it becomes necessary in the judgment of Lessor to defend or uphold the validity of the interest of Lessor in the Premises and (f) any acts, omissions, or negligence of Lessee or the sublessees, contractors, agents, employees, invitees, customers, concessionaires or licensees of Lessee (except to the extent caused by any act of sole negligence or willful misconduct of Lessor or Fee Mortgagee).

        Lessor will defend, protect, indemnify and save harmless Lessee, its agents and employees, from and against any and all liabilities, obligations, damages, losses, penalities, claims, causes of action, costs, charges and/or expense, including reasonable attarneys' fees and expenses, which may be imposed upon or incurred by or asserted against Lessee, its agents or employees by reason of willful misconduct or any actively negligent act of Lessor.

        Section 5.08...... Environmental Compliance.

                  (a) Lessee's  Representations.  As a material  inducement  for
        Lessor to enter into this Lease, Lessee represents and warrants that (i) except as may be permitted by applicable law, throughout the Lease Term
        (A) all parts of the Premises will be kept free (by Lessee and others) of Hazardous Materials (as defined below) and (B) no part of the Premises will be used by Lessee or others to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials and (ii) Lessee will not suffer or permit any activity in, at or from all or any part of the Premises that will cause or contribute to pollution (by petroleum or petroleum products, or otherwise) of the Premises in whole or in part or any other property. "Hazardous Materials" shall mean all materials which because of their quantity, concentration or physical, chemical or infectious characteristics may cause or pose a present or potential hazard to human health or the environment when improperly handled, treated, stored, transported, disposed of or otherwise managed. The term shall include (without limitation) all petroleum, petroleum products, explosives, radioactive materials, hazardous wastes, hazardous or toxic substances, asbestos or any other substance or material now or hereafter defined as a "hazardous" or "toxic" substance, material or product by the U.S. Environmental Protection Agency or the state in which the Premises is located under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act
        (RCRA), the Toxic Substances Control Act (TSCA), the Federal Water Pollution Control Act (FWPCA) or comparable state statutes and other Environmental Requirements (as defined below). Lessee shall comply fully with all Environmental Requirements. "Environmental Requirements" shall mean all applicable laws (including without limitation statutes, regulations and common law) pertaining to the protection of human health and the environment, including (without limitation) employee and community right-to-know laws and all laws regarding the use, generation, storage, transportation, treatment, disposal or other handling of Hazardous Materials. The only Hazardous Materials permitted on the Premises are cleaning products and other materials in ordinary quantities which are used in the ordinary course of business and necessary for the conduct of the Permitted Uses and which Lessee uses in strict compliance with all applicable Environmental Requirements.

                  (b) Lessee's Remediation. If during the Lease Term any Hazardous Materials are dumped, released, discharged, spilled or leaked onto or into the Premises or found to be contaminating the Premises (or if a party has reasonable cause to believe that such dumping, releasing, discharge, spilling or leak may have occurred or that such Hazardous Materials may be contaminating the Premises), the party will notify the other party in writing (except in cases of an emergency as described in Section 5.05 in which event the party shall have the right to take action without such notice as provided therein) as to the matter in question. In such event or at any other time as may be requested by Lessor, the parties will cooperate in having reasonable examinations, tests or investigations performed at Lessee's expense to determine the extent of the problem and nature of appropriate corrective action (or if Lessee fails to cause such examinations or investigations to be performed after notice of the required action Lessor will have the right to perform them on Lessee's behalf and at Lessee's expense). If such examinations demonstrate that the Premises is contaminated by Hazardous Materials at levels requiring remedial action under applicable laws, Lessee will have 30 days (or such longer time as may be reasonably necessary under the circumstances or such lesser time as may be required by emergency conditions, by law, regulation or judicial order, or by any governmental entity, whichever is sooner) after written notice from Lessor to eliminate same and (to the extent necessary) to restore the Premises to prior condition but with new non-Hazardous Materials, failing which Lessor may either terminate this Lease on written notice to Lessee or take all action deemed desirable by Lessor to effect such elimination and (to the extent necessary) restoration. If Lessor elects the latter, upon request and as Additional Rent, and without limiting the indemnification set forth in subparagraph (c) below, Lessor will be entitled to receive from Lessee all reasonable costs and expenses in any way associated therewith, plus interest at the rate provided in Section 7.02(k) hereof.

                  (c) Lessee's Indemnity. Lessee, for itself, its successors and assigns, hereby agrees to defend, indemnify, hold harmless and reimburse Lessor, its successors and assigns, and any Fee Mortgagee from, against and for any and all damages, claims, demands, liabilities, losses, penalties and expenses (including, without limitation, any and all clean-up costs, remediation costs, court costs, reasonable attorneys' fees and diminution in the value of the Premises) which are in any manner caused in whole or in part by the presence of any Hazardous Materials on or about the Premises or the failure of Lessee or any subtenant, agent, employee or contractor of Lessee or the Premises to comply with any Environmental Requirements, whether or not the same are known to or caused by Lessee and whether the same occur during the term of this Lease, any time prior to the term of this Lease or, with respect to any occurrence or condition on or about the Premises which is caused by any condition, act or omission prior to the expiration of this Lease, after the term of the Lease. Claims which are the subject of this indemnification include without limitation remedial actions, violations of law and claims for personal injury, wrongful death, property damage or natural resource damages. This indemnity shall survive the termination, expiration or forfeiture of this Lease.

                  (d) Lessor's Cooperation. Unless an Event of Default shall exist hereunder or Lessee shall not be diligently performing its obligations under subsections (b) and (c) above, Lessor agrees to cooperate with Lessee in connection with (i) any claim Lessor and/or Lessee may have against any third party for the cost of any remediation conducted or to be conducted on, in and under the Premises or with respect to any damage caused to the Premises, and (ii) any insurance covering such remediation and/or damage to the Premises. Lessor hereby assigns to Lessee any and all rights, claims or causes of action Lessor may have with against such third party or in connection with such insurance to the extent of any sums paid by Lessee in fulfillment of its obligations under subsections (b) and (c) above except to the extent that such rights, claims, causes of action or insurance proceeds are necessary to fully compensate Lessor with respect to any such remediation or damage to the Premises. Lessee agrees to pay all Lessor's out-of-pocket costs incurred by Lessor in connection with such cooperation. Article VI........

        Section  6.01......  Compensation.  Except  as  provided  in  Subsection
6.02(a)(i), Lessee hereby irrevocably assigns to Lessor any award, compensation or insurance payment to which Lessee may become entitled by reason of Lessee's interest in the Premises (a) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain ("Condemnation") or (b) if the Premises or any part thereof is damaged or destroyed by fire, flood or other casualty, including (without limitation) vandalism ("Casualty"). All awards, compensations, damages and insurance payments on account of any Condemnation or Casualty are herein collectively called "Compensation." Lessor may appear in any such proceeding or action to negotiate, prosecute and adjust any claim for any Compensation, and Lessor shall collect any such Compensation. Lessee shall pay all of Lessor's reasonable costs and expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment. Lessee shall be entitled to participate in any such proceeding, action, negotiation, prosecution, appeal or adjustment as contemplated herein. Notwithstanding anything to the contrary contained in this Article VI, if permissible under applicable law, any separate Compensation made to Lessee for its moving and relocation expenses, anticipated loss of business profits, loss of goodwill or fixtures and equipment paid for by Lessee and which are not part of the Premises (including, without limitation, Lessee's Equipment) shall be paid directly to and shall be retained by Lessee (and shall not be deemed to be Compensation). All Compensation shall be applied pursuant to this Article VI, and all such Compensation (less the expense of collecting such Compensation) may be called the "Net Proceeds."

        Section 6.02...... Casualty.

                  (a) Payment of Proceeds.

                            (i) In case of any  Casualty to the  Premises or any
                  part thereof where the insurance proceeds to be collected are less than $75,000, the proceeds of any such insurance shall be paid to, and may be adjusted by, Lessee alone.

                            (ii) In case of any  Casualty to the Premises or any
                  part thereof where the insurance proceeds to be collected are $75,000 or more, the proceeds of any such insurance shall be paid to a depository (the "Depository") chosen by Lessor or, if there is a Fee Mortgagee, by the Fee Mortgagee, to be disbursed in accordance with Section 6.02(e) below, and will be adjusted by Lessee with the reasonable approval of Lessor or, if there is a Fee Mortgagee, the Fee Mortgagee. Lessor or the Fee Mortgagee may be the Depository.

                  (b) Restoration of Premises. In case of any Casualty to the Premises or any part thereof, Lessee will, at Lessee's expense, whether or not there are insurance proceeds available or sufficient for the purpose, promptly commence and complete with due diligence the restoration of the Premises to as nearly as possible its value, condition and character immediately prior to such Casualty.

                  (c) Prompt Performance. Restoration of the Premises under this
        Section 6.02 shall be performed in accordance with Section 2.04(b) hereof. If the work of repairing, replacing or rebuilding said damaged or destroyed Premises or portion thereof shall not have been commenced promptly following the receipt of all required approvals of Lessee's plans and specifications, or having been commenced, shall not be expeditiously proceeding, Lessor shall have all rights under this Lease in respect of a default by Lessee.

                  (d) No Abatement. Regardless of any Casualty to the Premises or any part thereof, Lessee shall not be entitled to any abatement of Basic Rent, Additional Rent, or any other payment Lessee is required to make pursuant to this Lease except as set forth in Sections 6.3(b), 6.3(d)(i) and 6.04(c) hereof,

                  (e) Substantial Casualty; Proceeds Held by Depository. If the insurance proceeds to be collected following a Casualty exceed $75,000 (a "Substantial Casualty"), then Lessee shall promptly notify Lessor and the Fee Mortgagee in writing of such Casualty. In case of any Substantial Casualty, the proceeds of insurance (excluding, however, proceeds payable or on account of Lessee's Equipment) will be paid directly to the Depository and remitted by the Depository to Lessee or to the persons designated by Lessee for the costs of labor and materials as the work of repair, replacement and/or restoration progresses upon Lessee's request and against:

                            (i) a  certificate  by Lessee dated not more than 15
                  days prior to the request, setting forth the following: (A) that the sum then requested either has been paid by Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the work therein specified, and giving a brief description of such services and materials and the several amounts so paid or due to each of said persons in respect thereto and (B) that the cost, as estimated by the person signing such certificate, of the work required to be done subsequent to the date of such certificate in order to complete it does not exceed the funds remaining in the hands of the Depository after payment of the sum requested in such certificate; and

                            (ii) lien waivers or other evidence reasonably satisfactory to the Depository and Lessor, to the effect that there has not been or may not be filed with respect to the Premises or any part thereof any construction, mechanics', laborers', materialmen's or other like lien which has not been discharged of record except such as will be discharged by payment of the amount requested or contested by appropriate legal action by Lessee in accordance with Section 5.06.

                  In the event the insurance proceeds exceed the cost of restoration work, such excess shall be paid equally to the Lessee and the Lessor or the Fee Mortgagee, as applicable.

                  Any structural work required to be performed by Lessee under the provisions of Section 6.02(b) which involves a cost of $25,000 or more (as estimated by a licensed architect selected by Lessee and reasonably acceptable to Lessor and the Fee Mortgagee) shall be performed under the supervision of an architect selected by Lessee and reasonably satisfactory to Lessor and the holder of the first Fee Mortgage, and the aforesaid certificate shall also be signed by such architect as to the matters in paragraph (e)(i) above. Any nonstructural work required to be performed by Lessee under the provisions of Section 6.02(b) which involves a cost of $50,000 or more (as estimated by a licensed architect selected by Lessee and reasonably acceptable to Lessor and the Fee Mortgagee) shall be performed under the supervision of an architect selected by Lessee and reasonably satisfactory to Lessor and the holder of the first Fee Mortgage, and the aforesaid certificate shall also be signed by such architect as to the matters in paragraph
        (e)(i) above.

                  (f) Requirements of Fee Mortgagee. Subject to Section 9.06 hereof, in the event the Fee Mortgagee requires changes to this Lease with respect to the amounts or types of insurance coverages, the duties for repair or restoration, the handling of proceeds, the application of casualty or condemnation proceeds to the restoration of the Premises or to the indebtedness secured by the Fee Mortgage or other matters, Lessee will cooperate in executing any clarification or amendment of this Lease required by the Fee Mortgagee as a condition to providing financing to Lessor.

        Section 6.03...... Condemnation.

                  (a) Notice of Condemnation. In the event of a Condemnation of any or all of the Premises, Lessee shall provide notice of such Condemnation to Lessor.

                  (b) Substantial Condemnation. In the event of any Condemnation of all of the Premises or so much thereof that the remainder is insufficient to permit the continued operation of Lessee's business thereon, even if restored to an architectural unit under the provisions of this Lease (any such event being a "Substantial Condemnation"), then this Lease and the term hereby granted shall cease and expire on the date when possession of the Premises or such portion thereof shall be taken, and all rents, taxes and other charges shall be prorated and paid to such date.

                  (c) Award on Substantial Condemnation. In the event of a termination of this Lease by reason of a Substantial Condemnation, the whole of any Compensation shall be paid solely to Lessor, who shall be entitled to keep said award, including consequential and other damages and compensation of any sort for such Substantial Condemnation, with deduction therefrom only for any award specifically made to Lessee for its moving and relocation expenses, anticipated loss of business profits, loss of goodwill or fixtures and equipment paid for by Lessee and which are not part of the Premises (including, without limitation, Lessee's Equipment) which amount, if any, shall be remitted by Lessor to Lessee, and in no event (except in the event Lessee shall purchase the Premises pursuant to subsection (b) above) shall Lessee be entitled to any other part of an award for Substantial Condemnation. Lessee agrees to execute any documents that may be required to facilitate collection by Lessor of any Compensation.

                  (d) Continuance of Lease on Less Than Substantial Condemnation. In the event of a Condemnation of any part of the Premises and if the part not taken is sufficient to permit the reasonable operation of Lessee's business if restored as an architectural unit, this Lease shall remain in full force and effect, except:

                            (i) The annual Basic Rent under this Lease, commencing on the date that title shall vest by reason of such taking (the "Vesting Date"), shall be reduced by an amount which bears the same proportion to the Basic Rent payable immediately prior to such taking as the then fair market rental value of the part of the Premises so taken shall bear to the then fair market rental value of the whole of the Premises immediately prior to such taking.

                            (ii) Lessor  shall be entitled to and shall  receive
                  and retain the Compensation payable in respect of the portion of the Premises so taken, subject to the provisions of subdivision (iii) below.

                            (iii) Promptly after such taking Lessee shall at Lessee's expense, whether or not there are condemnation proceeds available or sufficient for the purpose, restore that part of the Premises which remains to as nearly its former condition as circumstances will permit. The award with respect to any Improvements shall be payable to the Depository for disbursement subject to the provisions of Section 6.02(e). Subject to the same provisions and limitations set forth for payments in Section 6.02(e), Lessee shall receive advances from said award for the payment of the costs of labor and materials as the restoration and construction progresses. Any balance remaining after payment of all such costs of labor and materials shall be paid to Lessor.

                  (e) Cooperation of Parties. Nothing herein contained shall be construed or deemed to vest in Lessee any ownership or title of or to the Premises. Lessor and Lessee shall cooperate with each other and Lessor shall have the right to designate counsel to represent Lessor and Lessee to represent the parties in any proceeding relating to a Condemnation.

                  (f) Temporary Condemnation. In the event of a Condemnation of all or any portion of the Premises for temporary use, the foregoing provisions of this Section shall be inapplicable thereto, this Lease shall continue in full force and effect without reduction or abatement of Basic Rent or Additional Rent. In such event, Lessee alone shall be entitled to make claim for, recover and retain any Compensation recoverable in respect of such temporary use whether in the form of rental or otherwise; provided, that any Compensation paid for any period beyond the term of this Lease shall be paid to Lessor.

        Section 6.04......  Required Insurance Coverage.  During the Lease Term,
Lessee shall, at Lessee's sole cost and expense, secure and keep the following insurance (the "Insurance Requirements") in full force and effect:

                  (a) "All-risk" of physical damage coverage insurance, including earthquake damage coverage, covering the Improvements, Lessor's Fixtures and Lessor's Equipment on a replacement cost basis, in an amount sufficient to avoid application of any co-insurance clause and with an "agreed amount" endorsement voiding co-insurance, including a full "replacement cost" endorsement together with appropriate "demolition and increased costs of construction" endorsements. Lessee shall be responsible for determining the applicability of "demolition and increased costs of construction" endorsements. Lessor reserves the right to reasonably disapprove any exclusions from the "all-risk" coverage furnished hereunder. If Lessee elects to provide blanket "all-risk" coverage over locations in addition to the Premises, Lessor reserves the right to require a specific endorsement or endorsements from the insurance companies affording such coverage evidencing coverage over the Premises in a sufficient amount to provide recovery on a replacement cost basis. Lessee's coverage may provide for reasonable self-insured retentions.

                  (b) Commercial general liability insurance for the benefit of Lessor, Lessee and the Fee Mortgagee, fully protecting Lessor, Lessee and the Fee Mortgagee in respect of personal injuries and death to persons and property damage, with a combined single limit of not less than $5,000,000 for personal injuries and death to persons and property damage. In the event Lessee maintains blanket liability coverage, the total limits of liability required hereunder must be available to the Premises.

                  (c) Business interruption/loss of rents insurance covering all risks referenced in Section 6.04(a) for the benefit of Lessor, Lessee and, if Lessor so directs, for the benefit of the Fee Mortgagee, as their interests may appear, covering risk of loss during the lesser of the first 12 months of reconstruction or the actual reconstruction period necessitated by the occurrence of any of the covered hazards, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Lessor or Lessee from becoming a co-insurer. Lessee's obligation for payment of rent shall be reduced dollar for dollar by the amount of rent insurance received by Lessor or Fee Mortgagee.

                  (d) Boiler and machinery coverage covering loss or damage, on a replacement cost basis, from explosion of any steam and pressure boilers, hot water heaters, and similar apparatus located in, on or about the Premises with limits of not less than the replacement cost of the Improvements. In the event coverage hereunder is afforded by more than one insurance company, all such companies shall furnish a joint loss endorsement to the policies covering the risk set forth in this Section.

                  (e) Flood (if the Premises is located in whole or in part within any flood plain area as designated by any department or agency of the United States Government having jurisdiction) and such other hazards and in such amounts as may be customary for comparable properties in the area, provided the same is available at rates which are economically practical in relation to the risks covered, as determined by Lessee and reasonably approved by Lessor.

                  (f) Workers' compensation insurance coverage for all persons employed by Lessee on the Premises with statutory limits and otherwise with limits of and provisions in accordance with the requirements of applicable local, state and federal law.

                  (g) During the course of any construction or reconstruction in connection with any addition, renovation or any Casualty or Condemnation, "builder's risk" coverage for the Premises written on an "all risk" basis with privilege granted to occupy in an amount not less than the full amount of the construction or reconstruction cost, during the period of any Major Alteration, which shall include the value of building materials on the Premises, covering loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft vehicles, smoke, earthquakes, vandalism and malicious mischief, and flood insurance (if the Premises is in a flood hazard area), and such other hazards as may be included in broad form of extended coverage from time to time available.

                  (h) Without limiting the generality of the foregoing, during the Lease Term, Lessee shall, at Lessee's sole cost and expense, secure and keep the insurance coverages as required in Schedule D hereto in full force and effect.

        Section  6.05......  Separate  Insurance  Coverages.  Without  the prior written consent of Lessor, Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by
Section 6.04 to be furnished by Lessee unless Lessor and Lessee are included therein as additional named insureds, with loss payable as in this Lease. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor certificates evidencing the same.

        Section 6.06...... Compliance With Insurance Requirements.  Lessee shall not violate or permit to be violated any of the conditions or provisions of any of the insurance policies, and Lessee shall so perform and satisfy the requirements of the companies writing such policies. Lessee further agrees to reasonably cooperate with Lessor as and when requested to comply with loss prevention programs.

        Section 6.07......  Additional Coverages. On reasonable demand of Lessor or the Fee Mortgagee, Lessee shall provide such other forms of insurance in such amounts, and/or the foregoing insurance in such additional amounts as the parties may from time to time approve, as are customarily furnished by Lessees under comparable leases in the case of property similar in use to the Premises and located in the area in which the Premises is situated, provided the same is available at rates which are economically practical in relation to the risk covered. Without limiting the generality of the foregoing, if Lessor is or becomes the Fee Mortgagee with respect to the Premises, then Lessee shall be required to maintain insurance meeting the requirements specified in Schedule E hereto and such other requirements as Lessor may specify.

        Section 6.08......  Policy Provisions. All insurance policies maintained by Lessee pursuant to Section 6.04 shall name Lessee as insured, and Lessor and the Fee Mortgagee as additional insureds and shall provide (a) that losses shall be payable notwithstanding any act or negligence of Lessee and (b) that no cancellation, nonrenewal, or material alteration in the terms and conditions of coverage thereof shall be effective until at least 30 days after written notice thereof delivered by certified mail, return-receipt requested, is given to Lessor and to the Fee Mortgagee.

        Section  6.09......  Companies  and Form of  Policies.  All  policies of insurance procured by Lessee shall be issued by insurance companies licensed to do business in the State in which the Premises are located and authorized to issue such policy or policies. All policies shall be in a form and with companies reasonably acceptable to Lessor and may be part of blanket coverage relating to various properties operated by Lessee.

        Section  6.10......  Handling of Proceeds by Lessee.  Insurance proceeds which are payable to Lessee alone in accordance with the provisions of Section 6.02(a)(i) shall be held by Lessee and used solely by Lessee to pay for the cost of making repairs, alterations and improvements to the Premises and doing such work as may be necessary to protect the Premises against further damage and for no other purpose. If the proceeds of insurance payable to Lessee alone under
Section 6.02(a)(i) shall exceed such costs, one-half of such excess shall be promptly paid by Lessee to Lessor.

        Section 6.11......  Handling of Proceeds by Depository. The Compensation
payable to the Depository in accordance with the provisions of this Lease shall be held in trust for the purpose of paying for the cost of the work required to be performed by Lessee under Sections 6.02 and 6.03 and the cost of making repairs, alterations and improvements to the Premises and doing such work as may be necessary to protect the Premises against further injury and shall be disbursed as provided in Section 6.02(e). The Depository shall be entitled to reasonable compensation payable out of such funds. If the insurance proceeds held by the Depository shall exceed such cost, such excess shall belong to and be paid over to the Lessor upon the completion of and payment for such work.

        Section 6.12......  Certificates of Coverage. Upon the execution of this
Lease, Lessee shall deliver to Lessor and to the Fee Mortgagee a certificate of insurance coverage as to the policies required by this Lease evidencing compliance with the terms of this Lease and bearing evidence of payment of all premiums therefor. Thereafter, as to policy renewals, Lessee will provide Lessor and the Fee Mortgagee with certificates or assurances of continued coverage within 15 days prior to expiration of such policies.

        Section  6.13......  Procurement by Lessor. If premiums on any insurance policy shall not be paid or if the memoranda of policies or certificates or evidence of payment of the premiums thereon shall not be so delivered to Lessor as required herein, or if Lessor learns of any cancellation of any policy required hereunder, Lessor may procure and/or pay for any such insurance for Lessor's benefit only and not for the benefit of Lessee, with or without notice to Lessee. Lessee may restore such coverage effective one year after the effective date of the insurance procured by Lessor provided Lessee furnishes evidence of such coverage and payment therefor at least 60 days prior to the expiration of said one-year policy in the form required by Section 6.04. The amount so paid by Lessor with interest thereon at the interest rate specified in
Section 7.02(k) hereof from the date of payment shall become due and payable by Lessee as Additional Rent with the next or any subsequent installment of Basic Rent which shall become due after such payment by Lessor; it being expressly covenanted that payment by Lessor of any such premium shall not be deemed to waive or release the default in the payment thereof by Lessee, or the right of Lessor to take such action as may be permissible hereunder as in the case of default in the payment of Basic Rent.

Article VII.......

        Section 7.01......  Events of Default.  Lessee shall be in default under this Lease if any one or more of the following events (referred to herein as "Events of Default" or "Event of Default") shall occur:

                  (a) if default shall be made in the procurement or maintenance of any insurance required under this Lease; or

                  (b) if default shall be made in the payment when due of any Basic Rent or Additional Rent and such default shall continue for ten days after written notice from Lessor to Lessee of such nonpayment becomes effective as provided in Section 14.02 hereof; or

                  (c) if default shall be made in the payment of any other sum payable under this Lease and such default shall continue for 10 days after written notice from Lessor to Lessee of nonpayment becomes effective as provided in Section 14.02 hereof; or

                  (d) if default shall be made by Lessee in the performance of or compliance with any of the terms of this Lease other than those referred to in any of the other subparagraphs in this Section, and such default shall continue for a period of 60 days after written notice thereof from Lessor to Lessee becomes effective as provided in Section
        14.02 hereof; or

                  (e) if Lessee or any guarantor of Lessee's obligations under this Lease (each, if any, a "Guarantor") shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition or readjustment, or similar relief for itself under any present or future federal, state or other statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of itself or of all or any substantial part of its or of the property, or shall take any general assignment for the benefit of creditors or shall admit in writing its inability to pay debts generally as they become due; or

                  (f) if a petition shall be filed against Lessee or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation, and shall remain undismissed or unstayed for a period of 60 days, or if in connection with any such event any trustee, receiver or liquidator of Lessee or such Guarantor, or of all or any substantial part of any of its property, shall be appointed without its consent or acquiescence and such appointment shall remain unvacated or unstayed for a period of 30 days; or

                  (g) if Lessee shall vacate or abandon the Property; or

                  (h) if this Lease or the estate of Lessee hereunder shall be transferred to or shall pass to or devolve upon any other person except in a manner expressly permitted herein.

        Section 7.02...... Remedies Upon Lessee's Default.

                  (a) Repossession, Reletting, etc., by Lessor. At any time after any Event of Default, Lessor, without further notice except as required by applicable law and with no liability to Lessee for any action in accordance with applicable law, may repossess the Property by any means provided by law, including (without limitation) summary or eviction proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all property from the same. Unless otherwise required by case law or statutory law, at any time or from time to time thereafter, Lessor may (but shall be under no obligation to) relet the Property or any part thereof for the account of Lessee, in the name of Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor in its discretion may determine, and may collect and receive the rents therefor. Lessor shall not be liable for any failure to collect any rent due upon any such reletting.

                  (b) Payment of Damages. No such expiration or sooner termination of this Lease or of Lessee's right of possession shall relieve Lessee of its liability and obligations under this Lease, all of which shall survive any such expiration or sooner termination. In the event of any such expiration or sooner termination, Lessee will pay to Lessor the Basic Rent and all Additional Rent and other sums required to be paid by Lessee up to the time of such expiration or sooner termination, and thereafter Lessee, until the end of what would have been the term of this Lease in the absence of such expiration or sooner termination, and whether or not the Property or any part thereof shall have been relet, shall be liable to Lessor for, and shall pay to Lessor, as and for liquidated and agreed current damages for Lessee's default, the Basic Rent and all Additional Rent and other sums which would be payable thereafter under this Lease by Lessee, less the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to
        Section 7.02(a) during the period which would otherwise have constituted the balance of the term of this Lease, after deducting all of Lessor's reasonable expenses in connection with such reletting, including (without limitation) all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, costs incurred in alterations to the Improvements required in connection with the reletting of the Property for use by another lessee and expenses of preparation for such reletting. Lessee will pay such amounts to Lessor monthly on the days on which such Basic Rent, Additional Rent and all other sums would have been payable under this Lease, and Lessor shall be entitled to recover the same from Lessee on each such day.

                  (c) Lump-sum Damage Payment. At any time after such expiration or sooner termination of this Lease as provided herein or pursuant to law, whether or not Lessor shall have recovered any amounts under
        Section 7.02(b), Lessor shall be entitled to recover from Lessee and Lessee shall pay to Lessor, on demand, as and for liquidated and agreed final damages for Lessee's default, an amount equal to the sum of the following, as of the date of such payment by Lessee:

                            (i) the worth of the unpaid Basic Rent and Additional Rent and other sums due and payable which had been earned at the time of such expiration or sooner termination; plus

                            (ii) the worth of the unpaid Basic Rent and Additional Rent and other sums due and payable after such expiration or sooner termination and on or before the time of Lessee's lump-sum payment pursuant hereto, after deducting from such unpaid amounts any (if any) portion thereof that Lessee proves could have been reasonably avoided; plus

                            (iii) the worth of the unpaid Basic Rent and Additional Rent and other sums due and payable for the balance of the Lease Term or, if termination occurs during an Extension Period, such Extension Period, after deducting from such unpaid amounts any (if any) portion thereof that Lessee proves can be reasonably avoided; plus

                            (iv) any other amount which is necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform Lessee's obligations under this Lease or which would be likely to result therefrom, including (without limitation) any costs or expense incurred by Lessor:
                  (A) in retaking possession of the Premises; (B) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (C) for leasing commissions; or (D) for any other costs necessary or appropriate to relet the Premises.

                  The "worth" of the amounts referred to in subparagraphs (i) and (ii) of this Section is computed by accruing interest at the Default Rate on the unpaid rent and other sums due and payable from the respective due dates for such amounts until Lessee's lump-sum payment pursuant hereto. The "worth" of the amount referred to in subparagraph
        (iii) of this Section is computed by discounting such amount at a rate equal to the weekly average yield 10-year U.S. Treasury Constant Maturities (as published in Federal Reserve Statistical Release H-15 [519]) on or nearest to the Friday immediately preceding the date of Lessee's lump-sum payment pursuant hereto.

                  (d) Receiver. Lessor may have a receiver appointed for Lessee to take possession of the Premises and to apply any rent collected from the Premises and to exercise all other rights and remedies granted to Lessor as an attorney-in-fact for Lessee.

                  (e) Lessee's Equipment. At any time after the occurrence of an Event of Default, Lessor may send written notice to Lessee to remove all of Lessee's Equipment and property from the Premises. If Lessee shall fail to remove such Equipment and property within five business days after receipt of such notice from Lessor, then Lessor may remove such Equipment and property from the Premises and arrange for storage of such Equipment and property at another location, all at the sole cost and expense of Lessee. In the event of any such removal of Lessee's Equipment and other property from the Premises by Lessor, Lessee waives any and all claims against Lessor regarding the removal and storage of its Equipment and property including, without limitation, the manner of removal, cost of removal, location of storage, cost of storage and damage to or missing Equipment and property.

                  (f) Bankruptcy or Insolvency.

                            (i) If Lessee  shall become a debtor in a case filed
                  under Chapter 7 or Chapter 11 of the Bankruptcy Code and Lessee or Lessee's trustee shall fail to elect to assume this Lease within 60 days after the filing of such petition or such additional time as provided by the court, this Lease shall be deemed to have been rejected. Immediately thereupon, Lessor shall be entitled to possession of the Premises without further obligation to Lessee or Lessee's trustee, and this Lease, upon the election of Lessor, shall terminate, but Lessor's right to be compensated for damages (including, without limitation, liquidated damages pursuant to any provision hereof) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

                            (ii) An assumption of this Lease in accordance  with
                  Section 7.02(f)(i) shall not limit Lessor's right to declare an Event of Default hereunder and exercise any and all remedies available to it if, at any time after such assumption, Lessee is liquidated or files or has filed against it a subsequent petition under Chapter 7 or Chapter 11 of the Bankruptcy Code.

                            (iii) When, pursuant to the Bankruptcy Code, Lessee's trustee or the debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Basic Rent, Additional Rent and other sums payable by Lessee under this Lease.

                            (iv) Neither the whole nor any portion of Lessee's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of creditors or any other person or entity, by operation of law or otherwise under the laws of any state having jurisdiction of the person or property of Lessee, unless Lessor shall have consented to such transfer. No acceptance by Lessor of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Lessor nor shall it be deemed a waiver of Lessor's right to terminate this Lease for any transfer of Lessee's interest under this Lease without such consent.

                            (v) In the event of an assignment of Lessee's interests pursuant to this Section, the right of any assignee to extend the Lease Term shall be extinguished.

                  (g) Limitation by Law. If any statute or rule of law governing a proceeding in which liquidated final damages provided for in Section
        7.02 are to be proved shall validly limit the amount thereof to an amount less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

                  (h) Remedies Cumulative, Etc. Each right, power and remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise of any one or more of the rights, powers or remedies provided for in this Lease or now or hereafter existing in law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies. The collection of any late payment charge or any interest at the Default Rate shall not be deemed an election of remedies or in lieu of any other remedies or damages. Lessor shall have the right to specifically enforce this Lease and to enjoin any default or prospective or anticipated default hereunder.

                  (i) Statutory Rights. Lessee retains any rights of notice or rights of redemption, if any, as may be required by applicable State law. "State" shall mean the State where the Premises are located. However, any such notice required by law may be given by Lessor in (or, at Lessor's option, separate from) any notice required to be given by Lessor under this Lease, and the time periods provided in this Lease and required under applicable law will not be "tacked" onto each other but will commence running from the original date of delivery of such notices.

                  (j) Application of Funds. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default (and any payment made to Lessor rather than Lessee due to the existence of an Event of Default) shall be applied to Lessee's obligations in such order as Lessor may determine or, if prescribed by the laws of the State, in accordance with such laws.

                  (k) Late Interest. If Lessee shall fail to make any payment of any sums required by this Lease within ten days after Lessor gives notice of nonpayment, Lessee shall pay to Lessor, in addition to such sums, interest thereon at the rate of 5% per annum higher than and varying daily with the highest prime rate then being quoted from time to time by Chase Manhattan Bank, New York, New York, as an interest index for loans to its commercial customers (the "Default Rate"), computed from the date such payment was due to and including the date of payment in full. If Chase Manhattan Bank ceases to do business or quote such rate, Lessor shall have the right to substitute a reasonably comparable index for such prime rate.

                  (l) No Usury. The intention of the parties being to conform strictly to the usury laws now in force, whenever any provision in this Lease provides for payment by Lessee to Lessor of interest at a rate in excess of the legal rate permitted to be charged, such rate herein provided to be paid shall be deemed reduced to such legal rate.

Article VIII......

        Section  8.01......  Lessee's Notices and Remedies.  In the event Lessor fails to perform its responsibilities pursuant to this Lease, Lessee's notice as to Lessor's nonperformance will be sent simultaneously to Lessor and the Fee Mortgagee. Lessor will be in default under this Lease if Lessor fails to cause such responsibilities to be fully performed within 30 days after written notice by Lessee to Lessor specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be remedied fully within the 30-day period, this requirement shall be satisfied if Lessor begins correction of the default within the 30-day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as reasonably practicable. Lessee shall not have the right to terminate this Lease as a result of Lessor's default. In the event of such default, Lessee shall have all remedies available under law for breach of contract, including (without limitation) the right of specific performance. In addition, Lessee may elect in its discretion to perform the required action or take corrective action reasonably required to cure the default if it pertains to the Premises, in which event Lessor shall reimburse Lessee for the reasonable out-of-pocket costs of such action, together with reasonable and necessary costs and disbursements and interest, and such amounts may be deducted from the rent thereafter to become due under this Lease, after at least 20 days' written notice to Lessor (and the Fee Mortgagee) as to the costs so incurred.

        Section 8.02...... Fee Mortgagee's Right To Cure. The Fee Mortgagee that has notified Lessee of its address in the manner provided for notices in this Lease will have the right to cure any default by Lessor. The cure period will commence on delivery of notice to such Fee Mortgagee of the default and extend for a period ending 30 days after the end of the time period for Lessor to cure a default. In this connection, any representative of the Fee Mortgagee shall have the right to enter upon the Premises for the purpose of curing Lessor's default.

Article IX........

        Section 9.01...... Subordination and Nondisturbance.  This Lease and all
rights of Lessee under this Lease are, and shall at the option of Lessor remain, subject and subordinate in all respects to the Fee Mortgage and to all advances made or hereafter to be made under any such mortgage, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, the Fee Mortgage, provided that the Fee Mortgagee shall execute and deliver to Lessee a nondisturbance and attornment agreement in form and substance approved by the Fee Mortgagee and reasonably acceptable to Lessee which provides in substance that (a) if Lessor defaults under its mortgage, the Fee Mortgagee will not disturb the occupancy of Lessee and this Lease shall remain in full force and effect in accordance with its terms, provided that no Event of Default has occurred and is continuing (in the event of any such Event of Default, the Fee Mortgagee shall have such rights and remedies with respect to such default as are provided herein) and (b) Lessee shall, at the Fee Mortgagee's option, attorn to such Fee Mortgagee and the Lease shall continue as a direct lease between such Fee Mortgagee and Lessee. The provisions of this Section shall be self-operative. Lessee shall also provide to the Fee Mortgagee any and all other assurances or instruments the Fee Mortgagee may reasonably request to evidence and confirm such provisions. All such agreements shall be in form suitable for recording.

        Section  9.02......  Election Not To  Subordinate.  Notwithstanding  the
provisions of Section 9.01, the holder of any mortgage to which this Lease is subject and subordinate, as provided in said Section 9.01, shall have the right, at its sole option, at any time, to subordinate and subject its mortgage, in whole or in part, to this Lease by recording a unilateral declaration to such effect.

        Section  9.03......  Attornment.  At any time prior to the expiration of the Lease Term, Lessee agrees, at the election and upon demand of any owner of the Premises, or of the Fee Mortgagee, to attorn, from time to time, to any such owner or holder, upon the then executors' terms and conditions of this Lease, for the remainder of the term originally demised in this Lease and for any renewal term, provided that such owner or holder, as the case may be, shall then be entitled to possession of the Premises subject to the provisions of this Lease. The provisions of this Section shall inure to the benefit of any such owner or holder, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of any such mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Lessee, however, upon demand of any such owner or holder agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner or holder acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner or holder.

        Section  9.04......  Limitations  on  Lessee.  Lessee  agrees  that,  if requested by Lessor or the Fee Mortgagee, Lessee shall enter into an agreement with the Fee Mortgagee whereby Lessee shall agree for the benefit of such Fee Mortgagee that Lessee will not, without in each case the prior written consent of such Fee Mortgagee, (a) amend, modify, cancel or surrender the term of this Lease except as expressly permitted by the provisions of this Lease, or enter into any agreement with Lessor so to do or (b) pay any installment of Basic Rent more than one month in advance of the due date thereof or otherwise than in the manner provided for in this Lease.

        Section 9.05......  No Merger of Fee and Leasehold Estates.  There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm or corporation or other entity may acquire or own such estates directly or indirectly; and no such merger shall occur until all persons, firms, corporations and other entitled, including the Fee Mortgagee, having any interest in this Lease and the leasehold estate created hereby and the fee estate in the Premises or any party thereof shall join in a written instrument effecting such merger and shall duly record it.

        Section  9.06......  Changes to Lease Required by Fee Mortgagee.  In the
event the Fee Mortgagee shall require reasonable modifications of this Lease which do not materially increase the obligation of Lessee hereunder or interfere with or diminish Lessee's rights, Lessee agrees to execute such modification(s) upon request of Lessor.

Article X.........

        Section  10.01.....  Estoppel  Certificate.  Upon request,  either party will, without charge, execute, acknowledge and deliver to the other party, within 15 days after request therefor, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (b) the date, if any, to which the Basic Rent has been paid, (c) whether or not there are, to the knowledge of the party, then existing any defaults under this Lease (if so, specifying the same) and (d) such other matters as may be reasonably required. Any such certificate may be relied upon as to the facts stated therein by any actual or prospective mortgagee or purchaser of the Premises from Lessor or any actual or prospective sublessee or assignee of Lessee's interest in this Lease in connection with one of the transactions permitted or approved under Article IV.

        Section  10.02.....  Financial  Information.  Upon reasonable request in writing by Lessor, Lessee will deliver to Lessor within 10 days (except as set forth below) of filing, sending or otherwise making public, copies of all periodic reports filed by Lessee with the Securities and Exchange Commission ("SEC") (including, without limitation, all 8-K, 10-K and 10-Q reports pursuant to Section 13(a) of the Securities Act of 1934, as amended (the "1934 Act")), and all proxy statements of Lessee to its stockholders; provided, however, that, if such statements and reports are not required to be filed or do not include the following information, Lessee will deliver to Lessor with respect to Lessee the following:

                  (a) Within 10 days after filing with the SEC but in no event more than 105 days after the end of each fiscal year of Lessee, (i) a balance sheet of Lessee and its consolidated subsidiaries as of the end of such year, (ii) a statement of profits and losses of Lessee and its consolidated subsidiaries for such year and (iii) a statement of cash flows of Lessee and its consolidated subsidiaries for such year, setting forth in each of (i), (ii) and (iii) above, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope audited by independent certified public accountants of recognized national standing selected by Lessee, and within 90 days after the end of each fiscal quarter of Lessee a balance sheet of Lessee and its consolidated subsidiaries as of the end of such quarter and statements of profits and losses of Lessee and its consolidated subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by an officer of Lessee, all of the foregoing financial statements being prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise indicated in such statements; and

                  (b) Upon request of Lessor, with reasonable promptness, such additional, public financial statements and information (including, without limitation, copies of public reports filed by Lessee or financial statements and information delivered by Lessee to its shareholders or lenders and, if Lessee is part of a consolidated group, its financial statement consolidating entries in reasonable detail) regarding the business affairs and financial condition of Lessee as Lessor may reasonably request, for so long as same do not violate any federal or state laws limiting the dissemination of information by publicly-held companies.

Article XI........

        Section 11.01.....  Quiet Enjoyment.  Lessor covenants that Lessee, upon paying the Basic Rent and all Additional Rent and other sums payable hereunder and performing and complying with all the terms hereof, shall, subject to the terms of this Lease, lawfully, peaceably and quietly hold, occupy, possess and enjoy the Premises during the term of this Lease, without hindrance or molestation by Lessor or others claiming through Lessor, subject, however, to the terms of this Lease.

Article XII.......

        Section  12.01.....   Lessor's  Reversionary   Interest;   Surrender  of
Premises. Upon expiration or termination of this Lease, Lessor shall, at no charge to Lessor, become the owner of, and have the reversionary interest in, all of the Improvements. Lessee shall surrender the Premises to Lessor in good repair, operating condition, working order and appearance, subject to reasonable wear and tear and (to the extent provided herein for termination after casualty) damage by fire and other casualty. All repairs for which Lessee is responsible will be completed to the latest practical date prior to such surrender. If this Lease is terminated in connection with a Casualty, Lessee will assign to Lessor the entire insurance proceeds pertaining to the Premises that revert to Lessor. Lessee shall promptly remove all of its own signs, inventory, Lessee's Equipment and other personal property that remain the property of Lessee and will restore any physical damage caused by such removal.

        Section 12.02.....  Delivery of Rents and Records. Upon surrendering the
Premises to Lessor, Lessee will pay to Lessor all deposits or other security and all prepaid rents received from subtenants and other occupants whose tenancies may continue beyond the last day of the Lease Term or the sooner termination thereof and will deliver to Lessor all original subleases and modifications thereof, lease files, plans, records, registers and all other papers and documents which may be required for the proper operation and management of the Premises and are then in Lessee's possession or under its control. Lessee shall have access to any records, papers and documents so delivered to such extent and at such times as the same may be reasonably required after the last day of the term of this Lease Term or such sooner termination thereof. Nothing herein shall require Lessor to recognize any such existing sublease as continuing in effect after such last day or sooner termination. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

        Section  12.03.....  Acceptance of Surrender.  No surrender to Lessor of this Lease or of the Premises or any part thereof, or of any interest therein, prior to the expiration of the Lease Term, shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

        Section 12.04.....  Holding Over. If Lessee remains in possession of the
Premises or any part thereof after the expiration or sooner termination of the term of this Lease (or any renewal term hereof) without the execution of a new lease, such holding over, in the absence of a written agreement to the contrary, shall be deemed, if Lessor so elects, to have created a tenancy from month-to-month terminable on 30 days' notice by either party to the other. Such month-to-month tenancy will be at a monthly rental equal to 125% of the sum of the monthly installment of Basic Rent payable during the last year of the Lease Term, and Lessee will otherwise continue to pay Additional Rent as provided in this Lease and perform its other obligations hereunder.

Article XIII......

        Section 13.01.....  Definition of "Lessor. The term "Lessor," as used in this Lease so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners of the Premises or holder of the Fee Mortgage in possession at the time in question of the Premises. In the event of any transfer or transfers of the title of the Premises, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved of its liabilities accruing from and after the date of such transfer and conveyance of all liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed.

        Section  13.02.....  Exculpation  of  Lessor.  Notwithstanding  anything contained in the preceding paragraph or in any other provision hereof, Lessee shall look solely to the estate and interest of Lessor, its successors and assigns in the Premises (and any condemnation, insurance or other proceeds thereof) for the collection of any judgment recovered against Lessor based upon the breach by Lessor of any of the terms, conditions or covenants of this Lease on the part of Lessor to be performed, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedures for the satisfaction of Lessee's remedies under or with respect to either this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use and occupancy of the Premises.

Article XIV.......

        Section 14.01..... No Waiver, etc., by Parties. No failure by a party to insist upon the strict performance of any term of this Lease or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial rent by Lessor during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term.

        Section  14.02.....  Notices,  Etc.  All notices  and demands  which are required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands shall be sent by United States Mail, certified or registered mail, return-receipt requested, or by recognized overnight courier service (such as Federal Express), or by facsimile or other telecommunication device capable of transmitting and creating a written record. Notices shall be effective two business days following the date they are deposited in the United States Mail, one business day after delivery to an overnight courier and on the day they are telefaxed (if a confirmation report results). Unless a party designates another address for notices (by notice given pursuant to this Section, notices shall be sent to the following address:

         If to Lessor:     General Electric Capital Business Asset Funding
                             Corporation
                           Suite 500
                           10900 NE 4th Street
                           Bellevue, WA  98004
                           Attention: Vice President/Manager, Real Estate

         If to Lessee:     Point.360
                           7803 Hollywood Blvd.
                           Hollywood, CA  90028
                           Attention: Vice President, Finance

        Any notices to be provided to the Fee Mortgagee shall be to such address as shall be provided to the parties in writing by the Fee Mortgagee.

        Section 14.03.....  Separability.  Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Lessor shall not discharge or relieve Lessee from its obligation to perform the same. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of the term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

        Section  14.04.....  Headings.  The headings to the various  Sections of this Lease have been inserted for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

        Section 14.05..... Relationship of Parties; Disclaimer. The relationship of the parties to this Lease is landlord and tenant. Lessor is not a partner, joint venturer, joint employer, principal or agent of or with or a lender to Lessee in any respect or for any purpose in the conduct of Lessee's business or otherwise. No provision of this Lease or previous (or subsequent) conduct or activities of Lessee or Lessor will be construed:

                  (a) as making either party a partner, joint venturer, joint employer, principal or agent of or with each other or

                  (b) as making Lessee or Lessor responsible for payment or reimbursement of any costs incurred by each other (except as may be expressly set forth herein or as expressly set forth in other written agreements executed by the parties).

        Section 14.06.....  Operating Lease. This Lease is specifically intended by the parties to be a true lease. Lessor holds fee simple absolute title to the Premises, and such title was not acquired or intended to be held as any type of mortgage or security interest. This Lease is intended by Lessor and Lessee to be an operating lease under generally accepted accounting principles.

        Section 14.07..... Joint Obligation. If there be more than one Lessee or assignee of Lessee, the obligations imposed upon Lessee hereunder shall be joint and several.

        Section  14.08.....  Prior  Agreements.  This Lease (including  attached
Exhibits) is the entire, final and complete agreement of the parties only with respect to the specific matters set forth in this Lease and supersedes and replaces all written and oral agreements previously or contemporaneously made or existing by and between the parties or their representatives with respect to such specific matters.

        Section  14.09.....  Recording.  This Lease shall not be recorded,  but, upon the request of either party, the parties shall execute and acknowledge a memorandum of this Lease in recordable form which may be recorded by Lessor or Lessee.

        Section  14.10.....  Proration  of Rent.  If this  Lease  starts or ends during a rental period, Rent and Additional Rent shall be prorated as of such date using a 30-day month and a 360-day year. Upon termination other than for default, prepaid rent shall be refunded, if applicable.

        Section  14.11.....  Authorization  of Lease.  Each of Lessee and Lessor
hereby covenants and warrants to the other that (a) it is duly qualified to do business in the state in which the Premises is located, (b) it has full right and authority to enter into this Lease and to perform all of its obligations hereunder and (c) each person (and all of the persons if more than one signs) signing this on its behalf is duly and validly authorized to do so.

        Section  14.12.....  Applicable Law. This Lease shall be governed by and construed and enforced in accordance with the laws of the State (as defined in Section 7.02(i)).

        Section 14.13.....  United States Funds. All sums herein mentioned shall be conclusively deemed to refer to and shall be measured by and payable in the lawful currency of the United States.

        Section 14.14.....  Time of Performance.  Time is of the essence of this
Lease and each and all of its provisions in which performance is a factor.

        Section  14.15.....  "Force  Majeure"  Delays.  In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of like nature not the fault of the party delayed in performing work of doing acts required under the terms of this Lease (a delay resulting from financial inability to perform, excepted) (collectively, "force majeure" events), then performance of such work or act shall be excused for the period of the delay, and the period for the performance of any such work or act shall be extended for a period equivalent to the period of such delay. This provision shall not operate to excuse Lessee from prompt payment of Basic Rent, Additional Rent or any other payments required by the terms of this Lease, unless the commencement date or periods permitting Lessee to abatement of rent are postponed or extended by such delays.

        Section 14.16.....  Waiver of Jury Trial. LESSOR AND LESSEE HEREBY WAIVE
THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AMONG LESSEE OR LESSOR RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG LESSOR AND LESSEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        Section  14.17.....  Attorneys'  Fees.  In the  event of any  action  or proceeding by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.

        Section  14.18.....  Amendments.  Neither this Lease nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of the change, waiver, discharge or termination is sought.

        Section  14.19.....  Successors  and Assigns.  This Lease shall bind and inure to the benefit of Lessor and its successors and assigns and Lessee and its successors and, without limiting Article IV hereof, its assigns. Any assignment of this Lease by Lessor shall not terminate such Lessor's rights under the environmental and other indemnities provided by Lessee in this Lease. In furtherance of any proposed assignment by Lessor, Lessor may share with the proposed assignee Lessee's financial information and Property information, provided such proposed assignee is directed to treat such information confidentially (Lessor hereby agreeing to be responsible for any failure of any such proposed assignee to so treat any such information).

        Section  14.20.....  Brokers.  Lessee shall  indemnify  Lessor,  and its successors, assigns and employees, from and against any and all claims, commissions, fees, costs (including attorneys' fees and disbursements) incurred or suffered by it in connection with any claim by Mr. Lee Black and/or Newmark of Southern California, Inc. (or any affiliate, successor, assignee, agent or employee thereof) for a commission or fee with regard to Lessor's purchase of the Premises or this Lease.

        Section  14.21.....  Construction.  Each party to this Lease has had the opportunity to consult with its legal counsel, and this Lease shall not be construed against either party. All pronouns or any variation thereof in this Lease shall be deemed to refer to masculine, feminine, neuter, singular or plural as the identity of the person or persons may require. All of the provisions of this Lease shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions be used in each separate provision hereof.

        Section 14.22..... Execution in Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

        Section 14.23.....  Exhibits and Riders. All Exhibits, schedules, plats, riders and addenda, if any, and other attachments to this Lease are a part hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                            EXECUTION PAGE FOLLOWS.]

EXECUTION PAGE OF LEASE AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                    Lessor:

                                    GENERAL ELECTRIC CAPITAL BUSINESS
                                    ASSET FUNDING CORPORATION, a Delaware
                                    corporation

                                    By:    /s/ Linda K. Bracken
                                           --------------------
                                    Print: Linda K. Bracken
                                    Its:   Vice President


                                    Lessee:

                                    POINT.360, a California corporation

                                    By:    /s/ Alan R. Steel
                                    Print: Alan R. Steel
                                    Its:   Executive Vice President,
                                           Finance and Administration, and
                                           Chief Financial Officer



                       [EXECUTION PAGE OF LEASE AGREEMENT]

                                  SCHEDULE A

                                LEGAL DESCRIPTION

PARCEL A:

LOT 3 OF TRACT NO. 53696-01, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1282, PAGES 41 TO 43 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

NONEXCLUSIVE COMMUNITY DRIVEWAY EASEMENT FOR INGRESS AND EGRESS APPURTENANT AND FOR THE BENEFIT OF LOT 3 DESCRIBED ABOVE AS SAID EASEMENT IS MORE PARTICULARLY DESCRIBED AS THE "NORTH DRIVEWAY EASEMENT" IN THAT CERTAIN "COVENANT AND AGREEMENT FOR COMMUNITY DRIVEWAY" RECORDED AS INSTRUMENT NO. 03-2894319.

NONEXCLUSIVE COMMUNITY DRIVEWAY EASEMENT FOR INGRESS AND EGRESS APPURTENANT AND FOR THE BENEFIT OF LOT 3 DESCRIBED ABOVE AS SAID EASEMENT IS MORE PARTICULARLY DESCRIBED AS THE "SOUTH DRIVEWAY EASEMENT" IN THAT CERTAIN "CONVENANT AND AGREEMENT FOR COMMUNITY DRIVEWAY" RECORDED SEPTEMBER 30, 2003 AS INSTRUMENT NO. 03-2894318.

PARCEL C:

WATER LINE AND EMERGENCY ACCESS EASEMENTS APPURTENANT AND FOR THE BENEFIT OF LOT 3 DESCRIBE ABOVE, AS SAID EASEMENTS ARE MORE PARTICULARY DESCRIBED AND DEPICTED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 26, 2003 AND RECORDED 9/30/03 AS INSTRUMENT NUMBER 03-2894321 AND RERECORDED AS INSTRUMENT NUMBER IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY.

PARCEL D:

THOSE CERTAIN EASEMENTS APPURTENANT AND FOR THE BENEFIT OF LOT 3 DESCRIBED ABOVE, AS SAID EASEMENTS ARE MORE PARTICULARLY DESCRIBED AND DEPICTED IN THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS DATED SEPTEMBER 26, 2003 AND RECORDED OCTOBER 1, 2003 AS INSTRUMENT NUMBER 03-2894320 IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY.

                                   SCHEDULE B

                            CONTRACTUAL REQUIREMENTS


    1. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Southern  Pacific  Transportation  Company
        In Favor of: The City of Los Angeles
        Recorded: October 18, 1990 as Instrument No. 90-1770557

        Reference is made to said document for full particulars.

    2. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: Union Pacific Railroad Company
        Purpose: Communications Recorded: December 30, 1998 as Instrument No. 98-2364968
        Affects: A portion of said land

        Among other things, said document provides:

        That Union Pacific Railroad Company shall have the right to grant subeasements, licenses or other interests within the easement area.

    3. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: Los Angeles County Flood Control District
        Purpose: Ditch or Channel
        Recorded: June 15, 1939 in Book 16673 Page 244, official records
        Affects: A portion of said land

    4. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons) as set forth in the document.
        Recorded: In Book 8171 Page 117, official records

        Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

    5. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons) as set forth in the document.
        Recorded: In Book 8147 Page 113, official records

        Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

    6. A document entitled "Affidavit Regarding Maintenance of Automatic Duplex Sump Pump", dated January 31,1995 executed by Hughes Markets, Inc.; Norb Parsoneault; V.P. Eng. Const. And City of Los Angeles, subject to all the terms, provisions and conditions therein contained, recorded February 1, 1995 as Instrument No. 95-170741.

    7. An easement for the purpose shown below and rights incidental thereto as set forth in a document Granted to: Southern California Gas Company, a California corporation Purpose: Transportation of gas, petroleum products and other substances
        Recorded: August 2, 2000 as Instrument No. 00-1206218
        Affects: A portion of said land

    8. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: McMahon/Oliphant-Glendale, a California Corporation
        Purpose: Storm water drainage
        Recorded: September 30, 1997 as Instrument No. 97-1512343
        Affects: A portion of said land

    9. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC
        In Favor of: The City of Los Angeles
        Recorded: July 9, 1999 as Instrument No. 99-1259747

        Reference is made to said document for full particulars.

    10. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by:      Los Angeles  Media Tech  Center,  LLC
        In Favor of:      City  of  Los  Angeles
        Recorded:         April 11, 2000 as Instrument No. 00-0541357

        Reference is made to said document for full particulars.

    11. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC
        In Favor of: City of Los Angeles
        Recorded: May 3, 2000 as Instrument No. 00-0669795

        Reference is made to said document for full particulars.

    12. An easement for the purpose shown below and rights incidental thereto as set forth in a document Granted to: City of Los Angeles, a municipal corporation Purpose: Public street and public storm drain Recorded: July 19, 2001 as Instrument No. 01-1267598 Affects: Said land as more particularly described therein

    13. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center
        In Favor of: The City of Los Angeles
        Recorded: November 27, 2001 as Instrument No. 01-2245204

        Reference is made to said document for full particulars.

    14. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: LA Media Tech Center
        In Favor of: The City of Los Angeles
        Recorded: April 17, 2002 as Instrument No. 02-0898358

        Reference is made to said document for full particulars.

    15. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC, a Delaware Limited Liability Company
        In Favor of:      The City of Los Angeles
        Recorded:         May 2, 2002 as Instrument No. 02-1014727

        Reference is made to said document for full particulars.

    16. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC
        By:               Legacy Partners 2361, L.P.
        In Favor of:      The City of Los Angeles
        Recorded:         October 1, 2003 as Instrument No. 03-2894319

        Reference is made to said document for full particulars.

    17. Covenants, Conditions and Restrictions as set forth in the document recorded February 25. 1873, in Book 24 Page 15 of Deeds.

    18. An easement affecting the portion of said land and for the purposes stated therein, and incidental purposes, condemned by final decree:

        Purpose:          Electric light, heat and power lines
        Case No.:         43195 of the Superior Court
        Recorded:         In Book 2185 Page 65 of Deeds
        Affects:          A portion of said land

    19. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to:       L.A. Media Center
        Purpose:          Emergency Access, waterline, public utilities
        Recorded:         October 1, 2003 as Instrument No. 03-2894320
        Affects:          Lots 1-7

    20. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (A) is exempt under Chapter 42, Section 3607 of the United States Code or (B) relates to handicap but does not discriminate against handicapped persons) as set forth in the document referred to in item 19 above.

    21. A covenant and agreement upon and subject to the terms and conditions therein:
        Executed by:      Los Angeles Media Tech Center, LLC
        By:               Legacy Partners 2361, L.P.
        In Favor of:      The City of Los Angeles
        Recorded:         August 11, 2003 as Instrument No. 03-2313041

        Reference is made to said document for full particulars

    22. A document entitled "Reciprocal Easement Agreement Water Line and Emergency Access," dated September 26, 2003 executed by Los Angeles Media Tech Center, LLC a California Limited Liability Company ("LAMTC"), and UCV Media Tech Center, LLC, a Delaware Limited Liability Company, subject to all the terms, provisions and conditions therein contained, recorded November ___, 2003 as Instrument No. 03-______________.

                                   SCHEDULE C

                              PERMITTED EXCEPTIONS

    1. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Southern Pacific Transportation Company
        In Favor of: The City of Los Angeles
        Recorded: October 18, 1990 as Instrument No. 90-1770557

        Reference is made to said document for full particulars.

    2. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: Union Pacific Railroad Company
        Purpose:  Communications
        Recorded: December 30, 1998 as Instrument No. 98-2364968
        Affects: A portion of said land

        Among other things, said document provides:

        That Union Pacific Railroad Company shall have the right to grant subeasements, licenses or other interests within the easement area.

    3. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: Los Angeles County Flood Control District
        Purpose: Ditch or Channel
        Recorded: June 15, 1939 in Book 16673 Page 244, official records
        Affects: A portion of said land

    4. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons) as set forth in the document.
        Recorded: In Book 8171 Page 117, official records

        Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

    5. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons) as set forth in the document.
        Recorded: In Book 8147 Page 113, official records

        Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

    6. A document entitled "Affidavit Regarding Maintenance of Automatic Duplex Sump Pump", dated January 31,1995 executed by Hughes Markets, Inc.; Norb Parsoneault; V.P. Eng. Const. And City of Los Angeles, subject to all the terms, provisions and conditions therein contained, recorded February 1, 1995 as Instrument No. 95-170741.

    7. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: Southern California Gas Company, a California corporation
        Purpose: Transportation of gas, petroleum products and other substances
        Recorded: August 2, 2000 as Instrument No. 00-1206218
        Affects: A portion of said land

    8. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: McMahon/Oliphant-Glendale, a California Corporation
        Purpose: Storm water drainage
        Recorded: September 30, 1997 as Instrument No. 97-1512343
        Affects: A portion of said land

    9. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC
        In Favor of: The City of Los Angeles
        Recorded: July 9, 1999 as Instrument No. 99-1259747

        Reference is made to said document for full particulars.

    10. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles  Media Tech  Center,  LLC
        In Favor of: City of Los Angeles
        Recorded: April 11, 2000 as Instrument No. 00-0541357

        Reference is made to said document for full particulars.

    11. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles  Media Tech  Center,  LLC
        In Favor of: City of Los Angeles
        Recorded: May 3, 2000 as Instrument No. 00-0669795

        Reference is made to said document for full particulars.

    12. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to: City of Los Angeles, a municipal corporation
        Purpose: Public street and public storm drain
        Recorded: July 19, 2001 as Instrument No. 01-1267598

        Affects: Said land as more particularly described therein

    13. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center
        In Favor of: The City of Los Angeles
        Recorded: November 27, 2001 as Instrument No. 01-2245204

        Reference is made to said document for full particulars.

    14. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: LA Media Tech Center
        In Favor of: The City of Los Angeles
        Recorded: April 17, 2002 as Instrument No. 02-0898358

        Reference is made to said document for full particulars.

    15. A covenant and agreement upon and subject to the terms and conditions therein
        Executed  by: Los Angeles  Media Tech  Center,  LLC, a Delaware
        Limited Liability Company
        In Favor of: The City of Los Angeles
        Recorded: May 2, 2002 as Instrument No. 02-1014727

        Reference is made to said document for full particulars.

        16. A covenant and agreement upon and subject to the terms and conditions therein
        Executed by: Los Angeles Media Tech Center, LLC
        By: Legacy Partners 2361, L.P.
        In Favor of: The City of Los Angeles
        Recorded: October 1, 2003 as Instrument No. 03-2894319

        Reference is made to said document for full particulars.

    17. Covenants, Conditions and Restrictions as set forth in the document recorded February 25, 1873, in Book 24 Page 15 of Deeds.

    18. An easement affecting the portion of said land and for the purposes stated therein, and incidental purposes, condemned by final decree:
        Purpose:          Electric light, heat and power lines
        Case No.:         43195 of the Superior Court
        Recorded:         In Book 2185 Page 65 of Deeds
        Affects:          A portion of said land

    19. An easement for the purpose shown below and rights incidental thereto as set forth in a document
        Granted to:       L.A. Media Center
        Purpose:          Emergency Access, waterline, public utilities
        Recorded:         October 1, 2003 as Instrument No. 03-2894320
        Affects:          Lots 1-7

    20. Covenants, conditions and restrictions (but omitting therefrom any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin, if any, unless and only to the extent that said covenant (A) is exempt under Chapter 42, Section 3607 of the United States Code or (B) relates to handicap but does not discriminate against handicapped persons) as set forth in the document referred to in item 19 above.

    21. A covenant and agreement upon and subject to the terms and conditions therein:
        Executed by: Los Angeles Media Tech Center, LLC
        By: Legacy Partners 2361, L.P.
        In Favor of: The City of Los Angeles
        Recorded: August 11, 2003 as Instrument No. 03-2313041

        Reference is made to said document for full particulars

    22. A document entitled "Reciprocal Easement Agreement Water Line and Emergency Access," dated September 26, 2003 executed by Los Angeles Media Tech Center, LLC a California Limited Liability Company ("LAMTC"), and UCV Media Tech Center, LLC, a Delaware Limited Liability Company, subject to all the terms, provisions and conditions therein contained, recorded November ___, 2003 as Instrument No. 03-______________.

                                   SCHEDULE D

                          LESSEE INSURANCE REQUIREMENTS


NAME OF INSURED:                        (Tenant's name to appear here)

INSURED MAILING ADDRESS:                (Tenant's mailing address s/b inserted)


PROPERTY ADDRESS(s):


                              ADDITIONAL INSURED:


General Electric Capital Business Asset Funding Corporation ("GE Capital"), a Delaware Corporation, its successors and assigns 10900 NE 4th Street, Suite 500 Bellevue, WA 98004


LEASE NO.:


INSURANCE REQUIREMENTS:


HAZARD INSURANCE:

        Evidenced on Form Acord 27 - Evidence of Insurance, naming General Electric Capital Business Asset Funding Corporation, its successors and/or assigns, as Additional Insured as respects the subject property.

        Perils: Fire and Extended coverage, vandalism and malicious mischief, Boiler and Machinery, and if applicable, Flood and Earthquake Insurance.

        Values: 100% Replacement cost value of property/Limit of $10,000 deductible

        Endorsements Required:
        o    Inflation   Guard,   and  Agreed   Amount  and   Replacement   Cost
             endorsements
        o    List of Locations and Schedule of Values, if Blanket Policy
        o    30 Days Notice of Cancellation
        o    Agreed Amount endorsement

        Co-insurance should not be a condition of any insurance provided.

        Loss of Rents/Business Interruption for 12 months (or in an amount equivalent to at least 12 months rent) is required.

        Boiler and Machinery Coverage will be required.

LIABILITY:

        Coverage to be On Occurrence basis only.

        Evidence of Insurance, showing comprehensive general liability on an Occurrence Basis, in an amount not less than $5,000,000 (per occurrence) to include:

        Bodily injury and property damage liability (primary and excess umbrella acceptable to satisfy limits).

        General Electric Capital Business Asset Funding Corporation is to be named Additional Insured as respects this property and the Additional Insured endorsement should be attached to the certificate.

SPECIAL INSTRUCTIONS

        General Electric Capital Business Asset Funding Corporation is to be provided with an Evidence of Insurance and a Certificate of Insurance from an insurance company having a Best's Rating of A/X or better for, respectively, hazard and liability coverage and must be executed by the insurance company or its authorized agent. The evidence and certificate must itemize the above coverage and endorsements. WITHIN 90 DAYS OF ISSUANCE OF THE EVIDENCE OF INSURANCE, THE INSURANCE COMPANY IS TO PROVIDE A CERTIFIED COPY OF THE INSURANCE POLICY INCLUDING ALL ENDORSEMENTS AND AMENDMENTS.

                                   SCHEDULE E

                      PERMANENT LOAN INSURANCE REQUIREMENTS


NAME OF INSURED:

INSURED MAILING ADDRESS:


PROPERTY ADDRESS(s):

                             MORTGAGEE/LOSS PAYEE:


        General Electric Capital Business Asset Funding Corporation, a Delaware Corporation, its successors and assigns 10900 NE 4th Street, Suite 500 Bellevue, WA 98004

LOAN NO.:


INSURANCE REQUIREMENTS:

HAZARD INSURANCE:

        Evidenced  on Form Acord 27 - Evidence  of  Property  Insurance,  naming
General Electric Capital Business Asset Funding Corporation, its successors and/or assigns, as Loss Payee and Mortgagee as respects the subject property. If the credit tenant is to provide the insurance coverage, the Borrower must be named as Additional Insured.

        Perils: Fire and Extended coverage, vandalism and malicious mischief, Boiler and Machinery, and if applicable, Flood and Earthquake Insurance.

        Values:   l00%  Replacement  cost  value  of  property/Limit  of  $5,000 deductible

        Endorsements Required:
        o    Inflation   Guard,   and  Agreed   Amount  and   Replacement   Cost
             endorsements
        o    List of Locations and Schedule of Values, if Blanket Policy
        o 438BFU (Loss Payee Endorsement - see copy attached, with enlargement of same for easier reading), in favor of General Electric Capital Business Asset Funding Corporation amended to 30 days notice of change, cancellation or non-renewal.
        o    30 Days Notice of Cancellation

        Waiver of Subrogation endorsement is required, unless property is owner occupied.

        Co-insurance should not be a condition of any insurance provided.

        Loss of Rents/Business Interruption for 12 months (or in an amount equivalent to at least 12 months rent) is required.

        Boiler and Machinery coverage is required. If the insurance carrier for the Boiler & Machinery coverage is different from that of the Property Coverage, a Joint Loss Agreement endorsement must be reflected on the evidences of insurance for both Property coverage and Boiler & Machinery coverage.

        If the 438BFU Lender's Loss Payable Endorsement is not available, please submit another Loss Payable endorsement for review by General Electric Capital Business Asset Funding Corporation.

LIABILITY:

        Evidenced on Form Acord 25 - Certificate of Liability Insurance

        Coverage to be On Occurrence basis only.

        Evidence of Insurance, showing comprehensive general liability on an Occurrence Basis, in an amount not less than $2,000,000 (per occurrence) to include;

        Bodily injury and property damage liability (primary and excess umbrella acceptable to satisfy limits).

        General Electric Capital Business Asset Funding Corporation is to be named Additional Insured as respects this property only and the Additional Insured endorsement should be attached to the certificate. If the credit tenant is to provide the insurance coverage, the Borrower must be named as Additional Insured as well.

SPECIAL INSTRUCTIONS

General Electric Capital Business Asset Funding Corporation is to be provided with an Evidence of Property Insurance and a Certificate of Liability Insurance from an insurance company having a Best's Rating of A/X or better for both hazard and liability coverage and must be executed by the insurance company or its authorized agent. The evidence and certificate must itemize all the above endorsements and the evidence must include a copy of the completed and signed 438BFU endorsement (a copy of which is attached). WITHIN 90 DAYS OF ISSUANCE OF THE EVIDENCE OF INSURANCE, THE INSURANCE COMPANY IS TO PROVIDE A CERTIFIED COPY OF THE INSURANCE POLICY INCLUDING ALL ENDORSEMENTS AND AMENDMENTS.

                   LENDER'S LOSS PAYABLE ENDORSEMENT - 438 BFU


    1. Loss or damage, if any, under this policy shall be paid to General Electric Capital Business Asset Funding Corporation, its successors and assigns, hereinafter referred to as the "Lender," in whatever form or capacity its interests may appear and whether said interest be vested in said Lender in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Lender.

    2. The insurance under this policy, or any rider or endorsement attached thereto, as to the interest only of the Lender, its successors and assigns, shall not be invalidated nor suspended: (a) by any error, omission or change respecting the ownership, description, possession or location of the subject of the insurance or the interest therein, or the title thereto; (b) by the commencement of foreclosure proceedings or the giving of notice of sale of any of the property covered by this policy by virtue of any mortgage or trust deed; (c) by any breach of warranty, act, omission, neglect or noncompliance with any of the provisions of this policy, including any and all riders now or hereafter attached thereto, by the named insured, the borrower, mortgagor, trustor, vendee, owner, tenant, warehouseman, custodian, occupant, or by the agents of either of any of them or by the happening of any event permitted by them or either of them, or their agents, or which they failed to prevent, whether occurring before or after the attachment of this endorsement, or whether before or after a loss, which under the provisions of this policy of insurance or of any rider or endorsement attached thereto would invalidate or suspend the insurance as to the named insured, excluding herefrom, however, any acts or omissions of the Lender while exercising active control and management of the property.

    3. In the event of failure of the insured to pay any premium or additional premium which shall be or become due under the terms of this policy or on account of any change in occupancy or increase in hazard not permitted by this policy, this Company agrees to give written notice to the Lender of such nonpayment of premium after sixty (60) days from and within one hundred and twenty (120) days after due date of such premium and it is a condition of the continuance of the rights of the Lender hereunder that the Lender when so notified in writing by this Company of failure of the insured to pay such premium shall pay or cause to be paid the premium due within ten (10) days following receipt of the Company's demand in writing therefor. If the Lender shall decline to pay said premium or additional premium, the rights of the Lender under this Lender's Loss Payable Endorsement shall not be terminated before ten
        (10) days after receipt of said written notice by the Lender.

    4. Whenever this Company shall pay to the Lender any sum for loss or damage under this policy and shall claim that as to the insured no liability therefor exists, this Company, at its option, may pay to the Lender the whole principal sum and interest and other indebtedness due or to become due from the insured, whether secured or unsecured (with refund of all interest not accrued), and this Company, to the extent of such payment, shall thereupon receive a full assignment and transfer, without recourse, of the debt and all rights and securities held as collateral thereto.

    5. If there be any other insurance upon the within described property, this Company shall be liable under this policy as to the Lender for the proportion of such loss or damage that the sum hereby insured bears to the entire insurance of similar character on said property under policies held by, payable to and expressly consented to by the Lender. Any Contribution Clause included in any Fallen Building Clause Waiver or any Extended Coverage Endorsement attached to this contract of insurance is hereby nullified, and also any Contribution Clause in any other endorsement or rider attached to this contract of insurance is hereby nullified except Contribution Clauses for the compliance with which the insured has received reduction in the rate charged or has received extension of the coverage to include hazards other than fire and compliance with such Contribution Clause is made a part of the consideration for insuring such other hazards. The Lender upon the payment to if of the full amount of its claim will subrogate this Company (pro rata with all other insurers contributing to said payment) to all of the Lender's rights of contribution under said other insurance.

    6. This Company reserves the right to cancel this policy at any time, as provided by its terms, but in such case this policy shall continue in force for the benefit of the Lender for thirty (30) days after written notice of such cancellation is received by the Lender and shall then cease.

    7. This policy shall remain in full force and effect as to the interest of the Lender for a period of ten (10) days after its expiration unless an acceptable policy in renewal therefor with loss thereunder payable to the Lender in accordance with the terms of this Lender's Loss Payable Endorsement shall have been issued by some insurance company accepted by the Lender.

    8. Should legal title to and beneficial ownership of any of the property covered under this policy become vested in the Lender or its agents, insurance under this policy shall continue for the term thereof for the benefit of the Lender, but, in such event, any privileges granted by this Lender's Loss Payable Endorsement which are not also granted the insured under the terms and conditions of this policy and/or under other riders or endorsements attached thereto shall not apply to the insurance hereunder as respects such property.

    9. All notices herein provided to be given by the Company to the Lender in connection with this policy and this Lender's Loss Payable Endorsement shall be mailed to or be delivered to the Lender at its office or branch at: Suite 500, 10900 NE 4th Street, Bellevue, WA 98004.

Attached to Policy No.
Of:
Issued to:
Agency at:                                                             Date: